                                                                     EXHIBIT 4.3

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                        VOICESTREAM WIRELESS CORPORATION
                    VOICESTREAM WIRELESS HOLDINGS CORPORATION

                                       TO

                       HARRIS TRUST COMPANY OF CALIFORNIA,
                                   AS TRUSTEE

                                    Indenture

                          Dated as of November 9, 1999

                              Up to $1,470,000,000

                     11 7/8% Senior Discount Notes Due 2009


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                               TABLE OF CONTENTS

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ARTICLE 1 - Definitions and Other Provisions of General Application.................. 1

        Section 1.1.  Definitions.................................................... 1
        Section 1.2.  Compliance Certificates and Opinions...........................27
        Section 1.3.  Form of Documents Delivered to Trustee.........................27
        Section 1.4.  Acts of Holders; Record Date...................................28
        Section 1.5.  Notices, Etc., to Trustee and Issuer...........................29
        Section 1.6.  Notice to Holders; Waiver......................................29
        Section 1.7.  Conflict with Trust Indenture Act..............................30
        Section 1.8.  Effect of Headings and Table of Contents.......................30
        Section 1.9.  Successors and Assigns.........................................30
        Section 1.10. Separability Clause............................................30
        Section 1.11. Benefits of Indenture..........................................30
        Section 1.12. Governing Law..................................................30
        Section 1.13. Legal Holidays.................................................30

ARTICLE 2 - Security Forms...........................................................31

        Section 2.1.  Forms Generally................................................31
        Section 2.2.  Form of Face of Security.......................................31
        Section 2.3.  Form of Reverse of Security....................................36
        Section 2.4.  Form of Trustee's Certificate of Authentication................39

ARTICLE 3 - The Securities...........................................................39

        Section 3.1.  Title and Terms................................................39
        Section 3.2.  Denominations..................................................40
        Section 3.3.  Execution, Authentication, Delivery and Dating.................40
        Section 3.4.  Temporary Securities...........................................41
        Section 3.5.  Global Securities..............................................42
        Section 3.6.  Registration, Registration of Transfer and Exchange
                      Generally; Certain Transfers and Exchanges;
                      Securities Act Legends.........................................43
        Section 3.7.  Mutilated, Destroyed, Lost and Stolen Securities...............48
        Section 3.8.  Payment of Interest; Interest Rights Preserved.................49
        Section 3.9.  Persons Deemed Owners..........................................50
        Section 3.10. Cancellation...................................................50
        Section 3.11. Computation of Interest........................................50

ARTICLE 4 - Satisfaction and Discharge...............................................50

        Section 4.1.  Satisfaction and Discharge of Indenture........................50
        Section 4.2.  Application of Trust Money.....................................52
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ARTICLE - 5 Remedies.................................................................52

        Section 5.1.  Events of Default..............................................52
        Section 5.2.  Acceleration of Maturity; Rescission and Annulment.............54
        Section 5.3.  Collection of Indebtedness and Suits for Enforcement
                      by Trustee.....................................................55
        Section 5.4.  Trustee May File Proofs of Claim...............................55
        Section 5.5.  Trustee May Enforce Claims Without Possession of Securities....56
        Section 5.6.  Application of Money Collected.................................56
        Section 5.7.  Limitation on Suits............................................56
        Section 5.8.  Unconditional Right of Holders to Receive Principal,
                      Premium and Interest ..........................................57
        Section 5.9.  Restoration of Rights and Remedies.............................57
        Section 5.10. Rights and Remedies Cumulative.................................57
        Section 5.11. Delay or Omission Not Waiver...................................58
        Section 5.12. Control by Holders.............................................58
        Section 5.13. Waiver of Past Defaults........................................58
        Section 5.14. Undertaking for Costs..........................................59
        Section 5.15. Waiver of Stay or Extension Laws...............................59

ARTICLE 6 - The Trustee..............................................................59

        Section 6.1.  Certain Duties and Responsibilities............................59
        Section 6.2.  Notice of Defaults.............................................60
        Section 6.3.  Certain Rights of Trustee......................................60
        Section 6.4.  Not Responsible for Recitals or Issuance of Securities.........61
        Section 6.5.  May Hold Securities............................................61
        Section 6.6.  Money Held in Trust............................................61
        Section 6.7.  Compensation and Reimbursement.................................62
        Section 6.8.  Disqualification; Conflicting Interests........................62
        Section 6.9.  Corporate Trustee Required; Eligibility........................62
        Section 6.10. Resignation and Removal; Appointment of Successor..............63
        Section 6.11. Acceptance of Appointment by Successor.........................64
        Section 6.12. Merger, Conversion, Consolidation or Succession to Business....64
        Section 6.13. Preferential Collection of Claims Against the Issuers..........64
        Section 6.14. Appointment of Authenticating Agent............................65

ARTICLE 7 - Holders' Lists and Reports by Trustee and Issuers........................66

        Section 7.1.  Issuers to Furnish Trustee Names and Addresses of Holders......66
        Section 7.2.  Preservation of Information; Communications to Holders.........66
        Section 7.3.  Reports by Trustee.............................................67
        Section 7.4.  Reports by Issuers.............................................67

ARTICLE 8 - Consolidation, Merger, Conveyance, Transfer or Lease.....................67

        Section 8.1.  Issuers May Consolidate, Etc. Only on Certain Terms............67
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        Section 8.2.  Successor Substituted..........................................68
        Section 8.3.  Effect of the Reorganizations..................................69

ARTICLE 9 - Supplemental Indentures..................................................69

        Section 9.1.  Supplemental Indentures Without Consent of Holders.............69
        Section 9.2.  Supplemental Indentures with Consent of Holders................70
        Section 9.3.  Execution of Supplemental Indentures...........................71
        Section 9.4.  Effect of Supplemental Indentures..............................71
        Section 9.5.  Conformity with Trust Indenture Act............................71
        Section 9.6.  Reference in Securities to Supplemental Indentures.............71
        Section 9.7.  Notice of Supplemental Indenture...............................71

ARTICLE 10 - Covenants...............................................................71

        Section 10.1. Payment of Principal, Premium and Interest.....................71
        Section 10.2. Maintenance of Office or Agency................................72
        Section 10.3. Money for Security Payments to be Held in Trust................72
        Section 10.4. Existence......................................................73
        Section 10.5. Maintenance of Properties......................................73
        Section 10.6. Payment of Taxes and Other Claims..............................74
        Section 10.7. Maintenance of Insurance.......................................74
        Section 10.8. Limitation on Consolidated Indebtedness........................74
        Section 10.9. Limitation on Issuances and Sales of Capital Stock of
                       Restricted Subsidiaries.......................................77
        Section 10.10.Limitation on Restricted Payments..............................78
        Section 10.11.Limitations Concerning Distributions and Transfers
                      By Restricted Subsidiaries.....................................80
        Section 10.12.Limitation on Liens............................................82
        Section 10.13.Limitation on Transactions with Affiliates and Related
                      Persons .......................................................83
        Section 10.14.Limitation on Certain Asset Dispositions.......................84
        Section 10.15.Limitation on Sale and Leaseback Transactions..................86
        Section 10.16.Change of Control Triggering Event.............................86
        Section 10.17.Statement by Officers as to Default; Compliance Certificates...88
        Section 10.18.Waiver of Certain Covenants....................................89
        Section 10.19.Provision of Financial Information.............................89

ARTICLE 11 - Redemption of Securities................................................90

        Section 11.1. Right of Redemption............................................90
        Section 11.2. Applicability of Article.......................................90
        Section 11.3. Election to Redeem; Notice to Trustee..........................90
        Section 11.4. Selection by Trustee of Securities to Be Redeemed..............90
        Section 11.5. Notice of Redemption...........................................91
        Section 11.6. Deposit of Redemption Price....................................91
        Section 11.7. Securities Payable on Redemption Date..........................92
        Section 11.8. Securities Redeemed in Part....................................92
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ARTICLE 12 - Defeasance and Covenant Defeasance......................................92

        Section 12.1. Issuers' Option to Effect Defeasance or Covenant Defeasance....92
        Section 12.2. Defeasance and Discharge.......................................92
        Section 12.3. Covenant Defeasance............................................93
        Section 12.4. Conditions to Defeasance or Covenant Defeasance................93
        Section 12.5. Deposited Money and U.S. Government Obligations to be Held
                      in Trust; Other Miscellaneous Provisions.......................95
        Section 12.6. Reinstatement..................................................96

ANNEXES

Annex A        Form of Regulation S Certificate.....................................A-1
Annex B        Form of Restricted Securities Certificate............................B-1
Annex C        Form of Unrestricted Securities Certificate..........................C-1
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        INDENTURE, dated as of November 9, 1999, between (i) VoiceStream
Wireless Corporation, a corporation duly organized and existing under the laws of the State of Washington ("VoiceStream") and VoiceStream Wireless Holding
Corporation, a corporation duly incorporated and existing under the laws of the
State of Delaware ("VoiceStream Holdings")(unless otherwise provided by Section
803, VoiceStream and VoiceStream Holdings shall hereinafter be referred to as the "Issuers"), each having its principal office at 3650 131st Avenue SE,
Bellevue, Washington 98006, and (ii) Harris Trust Company of California, a trust company duly organized and existing under the laws of the State of California, as Trustee (the "Trustee").

                             RECITALS OF THE ISSUER

        The Issuers have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of up to $1,470,000,000 of their 11 7/8% Senior Discount Notes Due 2009 (the "Securities") of substantially the tenor and amount hereinafter set forth.

        All things necessary to make the Securities, when executed by the Issuers and authenticated and delivered hereunder and duly issued by the Issuers, the valid obligations of the Issuers, and to make this Indenture a valid agreement of the Issuers, in accordance with their and its terms, have been done.

        NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

        Section 1.1. Definitions.

        For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

        - the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

        - all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

        - all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

        - unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles but shall not include the accounts of Unrestricted Subsidiaries, except to the extent of dividends and distributions actually paid to the Issuers or one of their Wholly Owned Restricted Subsidiaries; and

        - the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

        Certain terms, used principally in Article Six, are defined in that Article.

        "Accreted Value" means, as of any date prior to November 15, 2004, an amount per $1,000 principal amount at maturity of Securities that is equal to the sum of (1) the initial offering price ($560.61 per $1,000 principal amount at maturity of Securities) of such Securities; and (2) the portion of the excess of the principal amount of such Securities over such initial offering price which shall have been amortized through such date, such amount to be so amortized on a daily basis and compounded semi-annually on each May 15 and November 15 at the rate of 11 7/8% per annum from the date of original issue of the Securities through the date of determination computed on the basis of a 360-day year of twelve 30-day months, and as of any date on or after November 15, 2004 the principal amount of each Security.

        "Acquired Indebtedness" means, with respect to any specified Person:

        - Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person; and

        - Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

        "Act," when used with respect to any Holder, has the meaning specified in Section 104.

        "Adjusted Treasury Rate" will be determined on the third business day preceding any applicable redemption date and is the sum of:

        - the arithmetic mean of the yields under the heading "Week Ending" published in the Statistical Release most recently published prior to the


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                date of determination under the caption "Treasury Constant
                Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the redemption date, of the principal being redeemed; and

        -       0.50%;

        provided, however, that if no maturity set forth under such heading exactly corresponds to the maturity of such principal, yields for the two published maturities most closely corresponding to the maturity of such principal will be calculated as provided immediately above, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of the relevant periods to the nearest month.

        "Administrative Agent" means the Person or Persons designated as such under the Credit Facility or, if the Omnipoint Reorganization is completed, the Anticipated New Credit Facility.

        "Aerial" means Aerial Communications, Inc., a Delaware corporation.

        "Aerial Reorganization" means the reorganization and related transactions contemplated by the Agreement and Plan of Reorganization, dated as of September 17, 1999, among VoiceStream, VoiceStream Holdings, VoiceStream Subsidiary II Corporation, Aerial and Telephone and Data Systems, Inc.

        "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Agent Member" means any member of, or participant in, the Depositary.

        "Anticipated New Credit Facility" means the new credit facility to be entered into upon and assuming completion of the Omnipoint Reorganization by a wholly-owned subsidiary of VoiceStream Holdings, together with a subsidiary of Omnipoint, which the Issuers are currently negotiating with a consortium of lenders, but for which the Issuers have not received commitments.

        "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect from time to time.

        "Asset Disposition" by any Person means any transfer, conveyance, sale, lease or other disposition by such Person or any of its Restricted Subsidiaries (including a consolidation or merger or other sale of any such Restricted Subsidiaries with, into or to


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another Person in a transaction in which such Restricted Subsidiary ceases to be a Restricted Subsidiary, but excluding a disposition by a Subsidiary of such Person to such Person or a Wholly Owned Restricted Subsidiary of such Person or by such Person to a Wholly Owned Restricted Subsidiary of such Person) of (i) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Subsidiary of such Person, (ii) substantially all of the assets of such Person or any of its Subsidiaries representing a division or line of business or (iii) other assets or rights of such Person or any of its Subsidiaries.

        Notwithstanding the preceding, the following items shall not be deemed to be Asset Dispositions:

        -       any single transaction or series of related transactions that
                (a) involves assets having a Fair Market Value of less than $15 million; or (b) results in net proceeds to either Issuer or any of its respective Restricted Subsidiaries of less than $15 million;

        -       a Restricted Payment that is permitted under Section 1010;

        - sales or other dispositions of inventory in the ordinary course of business and of receivables;

        - substantially simultaneous exchanges by either Issuer or any of its Restricted Subsidiaries of Telecommunications Assets for other Telecommunications Assets, provided that the Telecommunications Assets received by such Issuer or such Restricted Subsidiary have at least substantially equal or greater value to such Issuer or such Restricted Subsidiary (as determined by the Board of Directors whose good faith determination shall be conclusive and evidenced by a Board Resolution);

        - any sale or other disposition of any or all the Capital Stock of an Unrestricted Subsidiary; or

        -       any sale or other disposition of Temporary Cash Investments.

        Additionally, the contribution of Telecommunications Assets to an Unrestricted Subsidiary whereby an Issuer or a Restricted Subsidiary of an Issuer receives Capital Stock of an Unrestricted Subsidiary shall be deemed a Restricted Payment only and shall not be deemed an Asset Disposition.

        "Attributable Value" means, as to any particular lease under which any Person is at the time liable other than a Capital Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the initial term thereof as determined in accordance with generally accepted account principles, discounted from the last date of such initial term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capital Lease Obligation with like term in accordance with


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generally accepted accounting principles. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. In the case of any lease which is terminable by the lessee upon the payment of penalty, such net amount shall also include the lesser of the amount of such penalty (in which case no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the rent which would otherwise be required to be paid if such lease is not so terminated. "Attributable Value" means, as to a Capital Lease Obligation, the principal amount thereof.

        "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

        "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness and the amount of such principal payment, by (ii) the sum of all such principal payments. "Board of Directors" means, with respect to an Issuer, either the board of directors of such Issuer or any duly authorized committee of that board.

        "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of VoiceStream, VoiceStream Holdings or one of their subsidiaries, as the case may be, to have been duly adopted by the Board of Directors, to be in full force and effect on the date of such certification and delivered to the Trustee.

        "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City, the State of Washington, the State of Illinois or the State of California are authorized or obligated by law or executive order to close.

        "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Indebtedness arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles (a "Capital Lease"). The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

        "Capital Stock" means:

        -       in the case of a corporation, corporate stock;


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        -       in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

        - in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

        - any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

        "Cedel" means Cedel Bank, S.A. (or any successor securities clearing agency).

        "Change of Control" means

        - directly or indirectly a sale, transfer or other conveyance of all or substantially all the assets of VoiceStream or VoiceStream Holdings, as the case may be, on a consolidated basis, to any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), excluding transfers or conveyances to or among such Issuer or such Issuers' Wholly Owned Restricted Subsidiaries, as an entirety or substantially as an entirety in one transaction or series of related transactions, in each case with the effect that any Person or group of Persons that, as of the date of this Indenture, are not Initial Investors or Affiliates of the Initial Investors, own more than 50% of the total Voting Power entitled to vote in the election of directors, managers or trustees of the transferee entity immediately after such transaction;

        - the adoption of a plan relating to the liquidation or dissolution of VoiceStream or VoiceStream Holdings, as the case may be;

        - any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than the Initial Investors (or any Person or group of Persons that, as of the date of this Indenture, are Affiliates of the Initial Investors), is or becomes the "beneficial owner" (as that term is used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Power of VoiceStream or VoiceStream Holdings, as the case may be; or

        - during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of VoiceStream or VoiceStream Holdings, as the case may be (together with


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                any new directors whose election by such Board or whose
                nomination for election by the stockholders of the applicable Issuer was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board of Directors of VoiceStream or VoiceStream Holdings, as the case may be, then in office.

        "Change of Control Payment Date" has the meaning specified in Section 1016.

        "Change of Control Triggering Event" has the meaning specified in
Section 1016.

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

        "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

        "Consolidated Income Tax Expense" of any Person means for any period the provision for income taxes of such Person and its Consolidated Restricted Subsidiaries for such period.

        "Consolidated Indebtedness" of any Person means at any date the Indebtedness of such Person and its Consolidated Restricted Subsidiaries at such date.

        "Consolidated Interest Expense" of any Person means for any period the interest expense included in an income statement (taking into account the effect of any Interest Rate Agreements but without deduction of interest income) of such Person and its Consolidated Restricted Subsidiaries for such period, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the portion of any rental obligation in respect of any Capital Lease Obligation allocable to interest expense in accordance with generally accepted accounting principles; (ii) the amortization of Indebtedness discounts; (iii) any payments or fees with respect to letters of credit, bankers acceptances or similar facilities; (iv) fees with respect to Interest Rate Agreements; (v) the portion of any rental obligations in respect of any Sale and Leaseback Transaction allocable to interest expense (determined as if such were treated as a Capital Lease Obligation); and (vi) Preferred Stock dividends declared and payable in cash.

        "Consolidated Net Income" of any Person means for any period the net income (or loss) of such Person for such period determined on a consolidated basis in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (to the extent included and without duplication) (i) the net income (or loss) of any Person acquired by such Person or a Restricted Subsidiary of such Person after the

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date of this Indenture in a pooling-of-interests transaction for any period prior to the date of such transaction, (ii) the net income (or loss) of any Person that is not a Consolidated Restricted Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid to such Person by such other Person during such period, (iii) gains or losses from sales of assets other than sales of assets acquired and held for resale in the ordinary course of business and (iv) all extraordinary gains and extraordinary losses.

        "Consolidated Restricted Subsidiary" of any Person means all other Persons that would be accounted for as consolidated Persons in such Person's financial statements in accordance with generally accepted accounting principles other than Unrestricted Subsidiaries.

        "Corporate Trust Office" means the principal office of the Trustee in Los Angeles, California at which at any particular time its corporate trust business shall be administered or its operations center in Chicago, Illinois, or such other location designated by the Trustee in a report pursuant to Section 703(a).

        "corporation" means a corporation, association, company, joint-stock company, partnership or business trust.

        "Credit Facility" means the Loan Agreement, dated as of June 26, 1998, among VoiceStream PCS Holding L.L.C. (as successor in interest to Western PCS Holding Corporation), Toronto-Dominion Bank (Texas), Inc., as Administrative Agent, and the other financial institutions named therein, as it may be amended, supplemented, restated or otherwise modified from time to time.

        "Cumulative EBITDA" means EBITDA of the Issuers and their respective Consolidated Restricted Subsidiaries for the period beginning on January 1, 2001, through and including the end of the last fiscal quarter preceding the date of any proposed Restricted Payment.

        "Cumulative Interest Expense" means the total amount of Consolidated Interest Expense of the Issuers and their respective Consolidated Restricted Subsidiaries for the period beginning on January 1, 2001, through and including the end of the last fiscal quarter preceding the date of any proposed Restricted Payment.

        "Currency Protection Agreements" means any currency swap, cap, collar, floor, caption or swaption agreements, or any similar arrangements designed to hedge against a risk in the fluctuation of the exchange rate of a currency in which a payment to be made or received by either Issuer or any of its Restricted Subsidiaries is denominated, arising at any time between either Issuer or any of its Restricted Subsidiaries, on the one hand, and any Person (other than an Affiliate of either Issuer or any of its Restricted Subsidiaries), on the other hand, as such agreement or arrangement may be modified, supplemented and in effect from time to time.

        "Default Amount" has the meaning specified in Section 502.

        "Defaulted Interest" has the meaning specified in Section 308.

        "Depositary" means a clearing agency registered under the Exchange Act that is designated to act as Depositary for the Securities until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean such successor Depositary. The Depositary initially is DTC.

        "Disqualified Stock" of any person means any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible of or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of such Person, any Restricted Subsidiary of such Person or the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities; provided, however, that any Preferred Stock which would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require either Issuer to repurchase or redeem such Preferred Stock upon the occurrence of a Change of Control occurring prior to the final Stated Maturity of the Securities shall not constitute Disqualified Stock if the change of control provisions applicable to such Preferred Stock specifically provide that such Issuer will not repurchase or redeem any such stock pursuant to such provisions prior to the Issuers' repurchase of such Securities as are required to be repurchased pursuant to
Section 1016.

        "DTC" means The Depository Trust Company, a New York corporation.

        "EBITDA" of any Person means for any period the Consolidated Net Income for such period increased by the sum of (i) Consolidated Interest Expense of such Person for such period, plus (ii) Consolidated Income Tax Expense of such Person for such period, plus (iii) the consolidated depreciation and amortization expense included in the income statement of such Person and its Consolidated Restricted Subsidiaries for such period, plus (iv) all other non-cash charges and expenses that were deducted in determining Consolidated Net Income for such period, minus (v) all non-cash revenues and gains to the extent included in Consolidated Net Income for such period.

        "Eligible Institution" means a commercial banking institution that has combined capital and surplus of not less than $500 million or its equivalent in foreign currency, whose debt is rated "A-3" or higher, "A-" or higher or "A-" or higher according to Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Duff & Phelps Credit Rating Co. (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act) respectively, at the time as of which any investment or rollover therein is made.

        "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

        "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

        "Event of Default" has the meaning specified in Section 501.

        "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

        "Exchange Offer" means an offer made pursuant to an effective registration statement under the Securities Act by the Issuers to exchange securities substantially identical to Outstanding Securities (except for the differences provided for herein) for Outstanding Securities.

        "Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of November 4, 1999, among the Issuers and the Initial Purchasers, as such agreement may be amended from time to time.

        "Exchange Registration Statement" means a registration statement of the Issuers under the Securities Act registering Exchange Securities for distribution pursuant to the Exchange Offer.

        "Exchange Securities" means the Securities issued pursuant to the Exchange Offer or sold pursuant to the Resale Registration Statement and their Successor Securities.

        "Expiration Date" has the meaning specified in the definition of Offer to Purchase.

        "Fair Market Value" means, with respect to any assets or Person, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value will be determined (i) if such Person or assets has a Fair Market Value of less than $5 million, by any officer of VoiceStream or VoiceStream Holdings, as the case may be, and evidenced by an Officers' Certificate, dated within 30 days of the relevant transaction, or (ii) if such Person or assets has a Fair Market Value of $5 million or more, by a majority of the Board of Directors of VoiceStream or VoiceStream Holdings, as the case may be, and evidenced by a Board Resolution, dated within 30 days of the relevant transaction

        "Global Security" means a Security that evidences all or part of the Securities of any series and bears the applicable legend set forth in Section 202.

        "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which obligations or guarantee the full faith and credit of the United States is pledged and which have a remaining weighted average life to maturity of not more than one year from the date of Investment therein.

        "Gradation" means a gradation within a Rating Category or a change to another Rating Category, which shall include:

        - "+" and "-" in the case of S&P's current Rating Categories (e.g., a decline from BB+ to BB would constitute a decrease of one gradation);

        - 1, 2 and 3 in the case of Moody's current Rating Categories (e.g., a decline from Ba1 to Ba2 would constitute a decrease of one gradation); or

        - the equivalent in respect of successor Rating Categories of S&P or Moody's or Rating Categories used by Rating Agencies other that S&P or Moody's.

        "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

        "Holder" means a Person in whose name a Security is registered in the Security Register.

        "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred," "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.

        "Indebtedness" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person,
(vi) the
maximum fixed redemption or repurchase price of Redeemable Stock of such Person at the time of determination, (vii) every obligation to pay rent or other payment amounts of such Person with respect to any Sale and Leaseback Transaction to which such Person is a party and (viii) every obligation of the type referred to in Clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise.

        The amount of any Indebtedness outstanding as of any date shall be:

        - the accreted value thereof, in the case of any Indebtedness that does not require current payments of interest; and

        - the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

        "Indebtedness to EBITDA Ratio" of any Person means at any date the ratio of Consolidated Indebtedness outstanding on such date to the product calculated by multiplying the aggregate EBITDA for the first full fiscal quarter immediately preceding such date by four; provided, however, that, in the event such Person or any of its Restricted Subsidiaries has acquired a Person during or after such period in a pooling-of-interests transaction, such computation shall be made on a pro forma basis as if the transaction had taken place on the first day of such period.

        "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

        "Initial Investors" means Hutchison Whampoa Limited and its Affiliates, John W. Stanton and Theresa E. Gillespie and their Affiliates and Providence Media Partners, L.P. and its Affiliates.

        "Initial Purchasers" means Goldman, Sachs & Co., Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Smith Barney Inc., Banc of America Securities LLC, TD Securities (USA) Inc., Barclays Capital Inc. and SG Cowen Securities Corporation.

        "Initial Regulation S Securities" means the Securities sold by the Initial Purchasers in the initial offering contemplated by the Purchase Agreement in reliance on Regulation S.

        "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

        "Interest Rate Agreements" means any interest rate swap, cap, collar, floor, caption or swaption agreements, or any similar arrangements designed to hedge the risk of variable interest rate volatility or to reduce interest costs, arising at any time between either Issuer or any Restricted Subsidiary, on the one hand, and any Person (other than an

Affiliate of either Issuer or any Restricted Subsidiary), on the other hand, as such agreement or arrangement may be modified, supplemented and in effect from time to time.

        "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) to, or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Indebtedness issued by, any other Person, including any payment on a guarantee of any obligation of such other Person, but shall not include trade accounts receivable in the ordinary course of business on credit terms made generally available to the customers of such Person.

        "Investment Grade" means a rating of at least BBB-, in the case of S&P, or Baa3, in the case of Moody's.

        "Issuers" has the meaning specified in the preamble.

        "Issuer Request" or "Issuer Order" means a written request or order signed in the name of VoiceStream or VoiceStream Holdings, as the case may be, by its Chairman or Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

        "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

        "Maturity" means, when used with respect to any Security, the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

        "Moody's" means Moody's Investors Service, Inc. or, if Moody's Investors Service, Inc. shall cease rating debt securities having a maturity at original issuance of at least one year and such ratings business shall have been transferred to a successor Person, such successor Person; provided, however, that if Moody's Investors Service, Inc. ceases rating debt securities having a maturity at original issuance of at least one year and its rating business with respect thereto shall not have been transferred to any successor Person, then "Moody's" shall mean any other national recognized rating agency (other than S&P) that rates debt securities having a maturity at original issuance of at least one year and that shall have been designated by VoiceStream or VoiceStream Holdings, as the case may be, by a written notice given to the trustee.

        "Net Available Proceeds" from any Asset Disposition means the aggregate amount of cash (including any other consideration that is converted into cash) received by an Issuer or any of its Restricted Subsidiaries in respect of such an Asset Disposition, less the sum of (i) all fees, commissions and other expenses Incurred in connection with such Asset Disposition, including the amount of income taxes required to be paid by such Issuer or any of its Restricted Subsidiaries in connection therewith and (ii) the aggregate amount of cash so received which is used to retire any existing Indebtedness of such Issuer or any of its Restricted Subsidiaries which is required to be repaid in connection therewith.

        "Net Cash Proceeds" from the sale of Equity Interests means the aggregate amount of cash (including any other consideration that is converted into cash) received by an Issuer or any of its Restricted Subsidiaries in respect of such sale of Equity Interests, less the sum of:

        - all fees, commissions and other expenses incurred in connection with such sale of Equity Interests, including the amount of income taxes required to be paid by such Issuer or any of its Restricted Subsidiaries in connection therewith; and

        - the aggregate amount of cash so received which is used to retire any existing Indebtedness of such Issuer or any of its Restricted Subsidiaries which is required to be repaid in connection therewith.

        "Non-Recourse Debt" means Indebtedness:

        - as to which neither of the Issuers nor any of their respective Restricted Subsidiaries;

        - provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness);

        -       is directly or indirectly liable (as a guarantor or otherwise);
                or

        -       constitutes the lender;

        - no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary of such Issuer) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of either Issuer or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and

        - as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of either Issuer or any of its Restricted Subsidiaries.

        "Offer" has the meaning specified in the definition of Offer to Purchase.

        "Offer to Purchase" means a written offer (the "Offer") sent by the Issuers by first class mail, postage prepaid, to each Holder at his address appearing in the Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which, subject to any contrary requirements of applicable law, shall be not less than 30 days nor more than 60 days after the date of such Offer to Purchase and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Issuers shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Issuers' obligation to make an Offer to Purchase, and the Offer shall be mailed by the Issuers or, at the Issuers' request, by the Trustee in the name and at the expense of the Issuers. The Offer shall contain information concerning the business of the Issuers and their respective Subsidiaries which the Issuers in good faith believe will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include
(i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to
Section 704 (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Issuers' business subsequent to the date of the latest of such financial statements referred to in Clause (i) (including a description of the events requiring the Issuers to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Issuers to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

        - the Section of this Indenture pursuant to which the Offer to Purchase is being made;

        -       the Expiration Date and the Purchase Date;

        - the aggregate principal amount of the Outstanding Securities offered to be purchased by the Issuers pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

        - the purchase price to be paid by the Issuers for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

        - that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

        - the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

        - that on the Purchase Date the Purchase Price will become due and payable upon each Security accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

        - that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Issuers or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

        - that Holders will be entitled to withdraw all or any portion of Securities tendered if the Issuers (or its Paying Agent) receives, not later than the close of business on the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

        - that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Issuers shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Issuers shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased); and

        - that in case of any Holder whose Security is purchased only in part, the Issuers shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

        Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

        "Officers' Certificate" means a certificate signed by two officers at least one of whom shall be the principal executive officer, principal accounting officer or principal financial officer of VoiceStream or VoiceStream Holdings, as the case may be, and delivered to the Trustee."Omnipoint" means Omnipoint Corporation, a Delaware corporation.

        "Omnipoint Reorganization" means the reorganization and related transactions contemplated by that Agreement and Plan of Reorganization, dated as of June 23, 1999, among VoiceStream, VoiceStream Holdings and Omnipoint.

        "Opinion of Counsel" means a written opinion of counsel, who may be counsel for an Issuer, and who shall be reasonably acceptable to the Trustee and delivered to the Trustee.

        "Original Securities" means all Securities other than Exchange
Securities.

        "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

        - Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

        - Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuers) in trust or set aside and segregated in trust by the Issuers (if the Issuers shall act as their own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

        - Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuers;

        provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuers or any other obligor upon the Securities or any Affiliate of the Issuers or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee has actual knowledge to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not an Issuer or any other obligor upon the Securities or any Affiliate of the Issuers or of such other obligor.

        "pari passu," when used with respect to the ranking of any Indebtedness of any Person in relation to other Indebtedness of such Person, means that each such Indebtedness (a) either (i) is not subordinated in right of payment to any other Indebtedness of such Person or (ii) is subordinate in right of payment to the same Indebtedness of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Indebtedness of such Person as to which the other is not so subordinate.

        "Paying Agent" means any Person authorized by the Issuers to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuers.

        "Permitted Investments" include:

        - Investments in either Issuer or any Restricted Subsidiary of either Issuer;

        - Investments in a Person such that the Person will become a Restricted Subsidiary after giving effect to the Investment or purchases of additional Equity Interests of a Restricted Subsidiary or of a Person who becomes a Restricted Subsidiary as a result of any such purchase;

        -       a Temporary Cash Investment;

        - stock, obligations or other consideration received in satisfaction of judgments;

        - an Investment in any Person to the extent such Investment represents the non-cash portion of the consideration received for an Asset Disposition as permitted under Section 1014;

        - Investments (including acquisitions of other Telecommunications Businesses) not to exceed two times the Net Cash Proceeds from the sale of Equity Interests;

        - Investments (including acquisitions of other Telecommunications Businesses) made with Capital Stock;

        -       Restricted Equity Investments;

        -       Strategic Investments;

        - customary loans or advances made in the ordinary course of business to officers, directors or employees of an Issuer or any of its Restricted

                Subsidiaries for travel, entertainment and moving and other relocation expenses; and

        - any other Investments not to exceed $100 million in the aggregate.

        "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

        "Preferred Stock," as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

        "Public Equity Offering" means an underwritten primary public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

        "Purchase Agreement" means the Purchase Agreement, dated as of November 4, 1999, among the Issuers and the Initial Purchasers, as such agreement may be amended from time to time.

        "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

        "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

        "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

        "Rating Agency" means (1) S&P and Moody's or (2) any other rating agencies contemplated by the definitions of "S&P" and "Moody's".

        "Rating Category" means:

        - with respect to S&P, any of the following categories (any of which may include a "+" or "-"): AAA, AA, A, BBB, BB, B, CCC, CC, C and D (or equivalent successor categories);

        - with respect to Moody's, any of the following categories (any of which may include a "1", "2" or "3"); Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C and D (or equivalent successor categories); and

        - the equivalent of any such categories of S&P or Moody's used by another Rating Agency, if applicable.

        "Ratings Decline" has the meaning specified in Section 1016.

        "Redeemable Stock" of any Person means any equity security of such Person that by its terms or otherwise is required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to the final Stated Maturity of the Securities.

        "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

        "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

        "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

        "Registration Default" has the meaning specified in the form of the Securities set forth in Section 202.

        "Regular Record Date" for the interest payable on any Interest Payment Date means the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

        "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

        "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

        "Regulation S Global Security" has the meaning specified in Section 201.

        "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Regulation S Global Security.

        "Regulation S Securities" means all Securities required pursuant to
Section 306(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

        "Related Person" of any Person means any other Person owning (a) 5% or more of the outstanding Common Stock of such Person or (b) 5% or more of the Voting Power of such Person.

        "Reorganizations" means the Omnipoint Reorganization and the Aerial Reorganization.

        "Resale Registration Statement" means a shelf registration statement under the Securities Act filed by the Issuers, if required by, and meeting the requirements of, the Exchange and Registration Rights Agreement, registering Original Securities for resale.

        "Responsible Officer," when used with respect to the Trustee, means the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice-president, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

        "Restricted Entity" means, as applied to any Person, any corporation or other entity:

        - engaged in the acquisition, ownership, operation and management of assets in the Telecommunications Business;

        - over which such Person is responsible (either directly or through a services agreement) for day-to-day operations or otherwise has a technical services or comparable agreement that provides such Person with such rights, duties and obligations as are substantially similar to those rights, duties and obligations of VoiceStream (as assignee of Western Wireless Corporation) under that certain Technical Services Agreement dated July 30, 1996, as amended, with respect to Cook Inlet Western Wireless PV/SS PCS, L.P.;

        - of which more than 40% of the outstanding Capital Stock (other than directors' qualifying shares) having ordinary voting power to elect its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, in the case a corporation, or more than 40% of the outstanding ownership interests, in the case of an entity other than a corporation, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and by one or more Subsidiaries of such Person; and

        - that is formed or the ownership in which is acquired pursuant to an arms' length negotiation between such Person and the Restricted Entity or the other investors in such Restricted Entity that satisfies the requirements of Section 1013.

        "Restricted Equity Investments" means:

        - any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of Capital Stock or other ownership interests in a Restricted Entity or (b) any option, warrant or other right to acquire shares of Capital Stock or ownership interests of a Restricted Entity; or

        - any loan, advance, lease, capital contribution to, or Investment in, or payment of a Guarantee of any obligation of a Restricted Entity.

        "Restricted Global Security" has the meaning specified in Section 201.

        "Restricted Payment" has the meaning specified in Section 1010.

        "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the day on which the closing of the offering of Securities pursuant to the Purchase Agreement occurs.

        "Restricted Securities" means all Securities required pursuant to
Section 306(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Security.

        "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

        "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Restricted Security.

        "Restricted Subsidiary" of any Person means any Subsidiary of such Person other than an Unrestricted Subsidiary.

        "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

        "Rule 144A Securities" means the Securities purchased by the Initial Purchasers from the Issuers pursuant to the Purchase Agreement, other than the Initial Regulation S Securities.

        "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 270 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

        "Securities" means securities designated in the first paragraph of the recitals and includes the Exchange Securities.

        "Securities Act" refers to the Securities Act of 1933 as it may be amended and any successor act thereto.

        "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

        "Security Registrar" and "Security Register" have the respective meanings specified in Section 306.

        "Special Interest" has the meaning specified in the form of the Securities set forth in Section 202.

        "S&P" means Standard & Poor's Rating Services or, if Standard & Poor's Rating Services shall cease rating debt securities having a maturity at original issuance of at least one year and such ratings business shall have been transferred to a successor Person, such successor Person; provided, however, that if Standard & Poor's Rating Services ceases rating debt securities having a maturity at original issuance of at least one year and its rating business with respect thereto shall not have been transferred to any successor Person, then "S&P" shall mean any other national recognized rating agency (other than Moody's) that rates debt securities having a maturity at original issuance of at least one year and that shall have been designated by VoiceStream or VoiceStream Holdings, as the case may be, by a written notice given to the Trustee.

        "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the date on which the principal of such Security or such installment of interest is due and payable.

        "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under this Indenture, then such other reasonably comparable index which shall be designated by VoiceStream or VoiceStream Holdings, as the case may be.

        "Step-Down Date" has the meaning specified in the form of the Securities set forth in Section 202.

        "Step-Up" has the meaning specified in the form of the Securities set forth in Section 202.

        "Strategic Equity Infusion" means an equity investment in VoiceStream or VoiceStream Holdings, as the case may be, made by a Strategic Investor in an aggregate amount of not less than $250 million.

        "Strategic Investment" means an Investment in one or more Persons engaged in a Telecommunications Business, provided that the aggregate amount of all such Investments does not exceed (1) $100 million or (2), provided that after giving effect to such Strategic Investment the Issuers would comply with the first paragraph of Section 1008, $175 million.

        "Strategic Investor" means a corporation, partnership or other entity engaged in one or more Telecommunications Businesses that has, or 80% or more of the voting stock of which is owned by a Person that has, an equity market capitalization, at the time of its initial Investment in the applicable Issuer, in excess of $1 billion.

        "Subsidiary" of any Person means (i) any corporation of which more than fifty percent (50%) of the outstanding Capital Stock (other than directors' qualifying shares) having ordinary Voting Power to elect its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such Voting Power by reason of the happening of any contingency, or any entity other than a corporation of which more than fifty percent (50%) of the outstanding ownership interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, or (ii) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person.

        "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

        "Telecommunications Asset" means any asset of a Telecommunications Business, including, without limitation, Equity Interests or joint venture, partnership or membership interests of an entity engaged in the Telecommunications Business.

        "Telecommunications Business" means the business of:

        - transmitting, or providing services relating to the transmission of, voice, video or data through owned or leased wireline or wireless transmission facilities;

        - creating, developing, acquiring, constructing, installing, repairing, maintaining or marketing communications-related systems, network equipment and facilities, software and other products; or

        - evaluating, owning, operating, participating in or pursuing any other business that is primarily related to those identified in clause (1) or (2) above (in the case of this clause (3), however, in a manner consistent with

                VoiceStream's and, assuming completion of either of the Reorganizations, Omnipoint's or Aerial's, as applicable, manner of business on the date of this Indenture), and shall, in any event, include all businesses in which VoiceStream and, assuming completion of either of the Reorganizations, Omnipoint or Aerial, as applicable, or any of their Subsidiaries is engaged on the date of this Indenture or has entered into agreements to engage in or to acquire a company to engage in or contemplate engaging in, as expressly set forth in VoiceStream's Form 10/A filed with the Commission on April 13, 1999 or its Form 10-Q for the quarter ended June 30, 1999 or its current reports on Form 8-K filed prior to October 15, 1999 (or not required to be disclosed therein pursuant to the rules and regulations of the Commission) and, assuming completion of the Reorganizations, each of Omnipoint's and Aerial's Form 10-K for the fiscal year ended December 31, 1998 and Forms 10-Q and 8-K filed during calendar year 1999 prior to the date of the offering circular associated with the Securities (or not required to be disclosed therein pursuant to the rules and regulations of the Commission); provided that the determination of what constitutes a Telecommunications Business shall be made in good faith by the Board of Directors of VoiceStream or VoiceStream Holdings, as the case may be.

        "Telecommunications Indebtedness" means Indebtedness (including Acquired Indebtedness) of an Issuer or any of its Restricted Subsidiaries that is incurred for the (1) development, construction, acquisition, operations or improvement by such Issuer or any of its Restricted Subsidiaries of Telecommunications Assets (including any Indebtedness assumed in connection with an acquisition of Telecommunications Assets) or (2) acquisition of Equity Interests of a Person engaged in a Telecommunications Business; provided that with respect to clause (1) the net proceeds of such Telecommunications Indebtedness do not exceed 100% of the cost of construction, development, acquisition, operations or improvement of the applicable Telecommunications Assets.

        "Temporary Cash Investment" means:

        -       Government Securities;

        - any time deposit account, money market deposit and certificate of deposit maturing not more than 270 days after the date of acquisition issued by, or time deposit of, an Eligible Institution;

        - commercial paper maturing not more than 270 days after the date of acquisition issued by a corporation (other than an Affiliate of either Issuer) with a rating, at the time as of which any investment therein is made, of "P-1" or higher according to Moody's Investors Service, Inc., "A-1" or higher according to Standard & Poor's Ratings Group or "A-1" or higher according to Duff & Phelps Credit Rating Co. (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities
                Act));

        - any banker's acceptances or money market deposit accounts issued or offered by an Eligible Institution;

        - repurchase obligations with a term of not more than 7 days for Government Securities entered into with an Eligible Institution; and

        - any fund investing exclusively in investments of the types described in clauses (1) through (5) above.

        "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

        "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in
Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

        "U.S. Government Obligations" has the meaning specified in Section 1204.

        "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

        "Unrestricted Subsidiary" of any Person means (i) any Subsidiary of such Person that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of any Person may designate any Restricted Subsidiary to be an Unrestricted Subsidiary unless such Subsidiary owns any Common Stock or Preferred Stock of, or owns or holds any Lien on any property of, such Person or any Restricted Subsidiary; provided that either (A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, the Fair Market Value of the Subsidiary at the time of such designation would be permitted as an investment under Section 1011. The Board of Directors of any Person may designate any Unrestricted Subsidiary to be a Restricted Subsidiary of such Person; provided that immediately after giving effect to such designation (x) such Person would be permitted to Incur $1.00 of additional Indebtedness pursuant to the first paragraph of Section 1008 and (y) no Event of Default or event which with notice or lapse of time or both would become an Event of Default has occurred and is continuing. Any such designation by the Board of Directors shall be evidenced by a Board Resolution submitted to the Trustee.

        "Vice President," when used with respect to VoiceStream or VoiceStream Holdings, as the case may be, or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

        "VoiceStream" has the meaning set forth in the preamble.

        "VoiceStream Holdings" has the meaning set forth in the preamble.

        "Voting Power" of any Person means the aggregate number of votes of all classes of Capital Stock of such Person which ordinarily has voting power for the election of directors of such Person.

        "Wholly Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person or by such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.

        Section 1.2. Compliance Certificates and Opinions.

        Upon any application or request by an Issuer to the Trustee to take any action under any provision of this Indenture, such Issuer shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of such Issuer, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

        (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

        (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as in its reasonable judgment is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (d) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

        Section 1.3. Form of Documents Delivered to Trustee.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of an Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of such Issuer stating that the information with respect to such factual matters is in the possession of the Issuers, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Section 1.4. Acts of Holders; Record Date.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent(s) duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, by such Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and such Issuer, if made in the manner provided in this Section.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee reasonably deems sufficient.

        (c) An Issuer may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by such Issuer prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

        (d) The ownership of Securities shall be proved by the Security
Register.

        (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or an Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

        Section 1.5. Notices, Etc., to Trustee and Issuer.

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

        (a) the Trustee by any Holder or by an Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Trust Officer, or

        (b) an Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to such Issuer, Attention:
Chief Executive Officer, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by such Issuer with a copy to its General Counsel.

        Section 1.6. Notice to Holders; Waiver.

        Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

        Section 1.7. Conflict with Trust Indenture Act.

        If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of this Indenture shall be deemed to apply.

        Section 1.8. Effect of Headings and Table of Contents.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        Section 1.9. Successors and Assigns.

        All covenants and agreements in this Indenture by an Issuer shall bind its successors and assigns, whether so expressed or not.

        Section 1.10. Separability Clause.

        In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        Section 1.11. Benefits of Indenture.

        Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        Section 1.12. Governing Law.

        This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

        Section 1.13. Legal Holidays.

        In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be.

                                    ARTICLE 2

                                 SECURITY FORMS

        Section 2.1. Forms Generally.

        The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

        The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

        Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security".

        Upon their original issuance, Initial Regulation S Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Cedel. Such Global Securities, together with their Successor Securities which are Global Securities other than the Restricted Global Security, are collectively herein called the "Regulation S Global Security".

        Section 2.2. Form of Face of Security.

        THIS SECURITY HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY IS 56.061% OF ITS PRINCIPAL AMOUNT, THE AMOUNT OF

ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS $1033.14 PER $1,000 OF STATED FACE AMOUNT, THE ISSUE DATE IS November 9, 1999 AND THE YIELD TO MATURITY IS 11 7/8%.

        [If the Security is a Restricted Security, then insert -- THIS SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

        [If the Security is a Regulation S Security, then insert -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

        [If the Security is a Global Security, then insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

        [If the Security is a Global Security and The Depository Trust Company is to be the Depositary therefor, then insert -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND

ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        11 7/8% SENIOR DISCOUNT NOTES DUE 2009

        No. __________                                                 $________

        [If Restricted Global Security - CUSIP Number ___________]

        [If Regulation S Global Security - CUSIP Number ___________]

        [If Non-Global Security - CUSIP Number ___________]

        [If Registered Security - CUSIP Number ___________]

        VoiceStream Wireless Corporation, a corporation duly organized and existing under the laws of Washington and VoiceStream Wireless Holding Corporation, a corporation organized and existing under the laws of Delaware (herein collectively referred to as the "Issuers," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________, or registered assigns, the principal sum of ________ Dollars [if the Security is a Global Security, then insert -- , or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $1,470,000,000 in the aggregate at any time) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture,] on November 15, 2009, and to pay interest thereon from November 15, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing May 15, 2005, at the rate of 11 7/8% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 13 7/8% per annum on any overdue principal and premium, if any, and on any overdue installment of interest until paid [if the Security is an Original Security, then insert -- , provided that if (i) the Issuers have not filed an Exchange Registration Statement under the Securities Act registering a security substantially identical to this Security for distribution pursuant to an Exchange Offer or, if applicable, a Resale Registration Statement registering this Security for resale, in either case by March 23, 2000, (ii) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement has not become or been declared effective within 75 days after the filing of such Statement, (iii) the expiration of the Exchange Offer has not occurred within 45 days after the date on which the Exchange Registration Statement has become or been declared effective initially or (iv) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted pursuant to the agreement referred to below) without being succeeded immediately by an additional registration statement filed and declared effective, in each case (i) through (iv) upon the terms and conditions set forth in the Exchange and Registration Rights Agreement (each such event referred to in clauses (i) through (iv), a "Registration Default"; provided that no more than one Registration Default shall be deemed to be in effect at any one time), then interest will accrue (in addition to the stated interest on this Security) (the "Step-Up") at a rate of (i) 0.25% per annum for the first 90-day period, (ii) 0.50% per annum for the second 90-day period, (iii) 0.75% per annum for the third 90-day period and (iv) 1.00% per annum thereafter on, the Accreted Value prior to November 15, 2004, and the principal amount after November 15, 2004, of the Securities for the period from the occurrence of the Registration Default until such time (the "Step-Down Date") as no Registration Default is in effect (after which the interest rate will be restored to its initial rate). The Issuers shall provide the Trustee with written notice of the date of any Registration Default and the Step-Down Date. Interest accruing as a result of the Step-Up is referred to herein as "Special Interest."] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date [if the Security is an Original Security, then insert --, provided that any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security in exchange for this Security shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date]. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

        The principal of this Security shall not accrue interest until November 15, 2004, except in the case of a default in payment of principal upon acceleration or redemption and, in such case, the interest payable pursuant to the preceding paragraph on the overdue principal as specified on the reverse hereof shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the rate of 13 7/8% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

        If either Reorganization is completed, immediately upon completion of such Reorganization, without any further act by any Person VoiceStream shall cease to be an Issuer of the Securities and any or all of its obligations under the Indenture as an Issuer shall effectively terminate, and VoiceStream Holdings shall remain as the sole Issuer of the Securities. If both Reorganizations are terminated, immediately upon the termination of the last of the Reorganizations to be terminated, without any further act by any person VoiceStream Holdings shall cease to be an Issuer of the Securities and any or all of its obligations under the Indenture as an Issuer shall effectively terminate, and VoiceStream shall remain as the sole Issuer of the Securities. Upon either of VoiceStream or VoiceStream Holdings being the sole Issuer, the term "Issuers" hereunder shall be deemed to be changed to "Issuer."

        Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the Corporate Trust Office or at the office or agency of the Issuers maintained for that purpose in the Borough of Manhattan, New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

        Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, each of the Issuers have caused this instrument to be duly executed.

        Dated:

                                   VoiceStream Wireless Corporation

                                   By
                                     --------------------------------
                                     Title:

Attest:


------------------------------
Title:

                                   VoiceStream Wireless Holding Corporation

                                   By
                                     --------------------------------
                                     Title:

Attest:

------------------------------
Title:

        Section 2.3. Form of Reverse of Security.

        This Security is one of a duly authorized issue of Securities of the Issuers designated as their 11 7/8% Senior Discount Notes Due 2009 (herein called the "Securities"), limited in aggregate principal amount to $1,470,000,000, issued and to be issued from time to time under an Indenture, dated as of November 9, 1999 (herein called the "Indenture"), between the Issuers and Harris Trust Company of California, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

        Until November 15, 2002, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount at maturity of the Securities originally issued at a redemption price of 111.875% of the Accreted Value of the Securities to be redeemed on the redemption date with the net cash proceeds of one or more Public Equity Offerings and/or Strategic Equity Infusions; provided that:

        (a) at least 65% of the aggregate principal amount at maturity of Securities originally issued remains outstanding immediately after the occurrence of such redemption (excluding Securities held by the Issuers or any of their respective Subsidiaries); and

        (b) the redemption occurs within 60 days of the date of the Public Equity Offering or Strategic Equity Infusion.

        Except pursuant to the preceding paragraph and the provisions of Section 1016 of the Indenture, the Securities will not be redeemable at the Issuers' option prior to November 15, 2004. On or after November 15, 2004, the Issuers may redeem all or a part of the Securities upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued interest, if any, on the Securities redeemed to the applicable Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period beginning on November 15 of the years indicated below:


        Year                        Percentage
        ----                        ----------
        2004                        105.938%
        2005                        103.958%
        2006                        101.979%
        2007 and thereafter         100.0%

        Notice of any optional redemption of any Securities (or portion thereof) will be given to the Holders at their addresses appearing in the Security Register not less than 30 nor more than 60 days prior to the date fixed for redemption.

        The Securities do not have the benefit of any sinking fund obligations.

        In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

        If an Event of Default shall occur and be continuing, there may be declared due and payable the Default Amount of the Securities, in the manner and with the effect provided in the Indenture. Until and including November 15, 2004, the Default Amount in respect of this Security as of any particular date of acceleration shall equal the Accreted Value of this Security. Such Default Amount shall bear interest at the rate of 13 7/8% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of acceleration to the date payment has been made or duly provided for. On and after November 15, 2004, the Default Amount in respect of this Security shall equal 100% of the principal amount of the Security. Such Default Amount shall bear interest at the rate of 13 7/8% per annum from November 15, 2004 or the most recent Interest Payment Date to which interest has been paid or duly provided for. Upon payment of (i) the Default Amount so declared due and payable and any overdue installment of interest, (ii) interest on the Default Amount and (iii) as provided on the face hereof, interest on any overdue installment of interest or, if acceleration occurs prior to November 15, 2004, on the interest referred to in the third preceding sentence (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

        The Indenture provides that, subject to certain conditions, if (i) certain Net Available Proceeds are available to the Issuers as a result of Asset Dispositions or (ii) a Change of Control Triggering Event occurs, the Issuers shall be required to make an Offer to Purchase for Securities.

        The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Securities under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office or at the office or agency of the Issuers in the Borough of Manhattan, New York City, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuers, the Trustee nor any such agent shall be affected by notice to the contrary.

        Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months; provided, however, that any Special Interest on Original Securities shall be computed on the basis of a 365- or 366- day year, as the case may be, and the number of days actually elapsed.

        All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

        OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have this Security purchased in its entirety by the Issuers pursuant to Section 1014 or 1016 of the Indenture, check the box:

        [ ]

        If you want to elect to have only a part of this Security purchased by the Issuers pursuant to Section 1014 or 1016 of the Indenture, state the amount:
$

        Dated:

                                Your Signature:
                                               --------------------------------
                                (Sign exactly as name appears on the other side of this Security)

                                Signature Guarantee:
                                                    ----------------------------
                                (Signature must be guaranteed by an eligible guarantor institution which is a member of or participant in the Securities Transfer Agent Medallion Program) (STAMP)

        Section 2.4. Form of Trustee's Certificate of Authentication.

        This is one of the Securities referred to in the within-mentioned Indenture.

                                Harris Trust Company of California,
                                as Trustee

                                By
                                  --------------------------------
                                Authorized Officer

                                    ARTICLE 3
                                 THE SECURITIES

        Section 3.1. Title and Terms.

        The aggregate principal amount of Securities which may be authenticated and delivered from time to time under this Indenture is limited to $1,470,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 307, 906 or 1108 or in connection with an Offer to Purchase pursuant to Section 1014 or 1016.

        The Securities shall be known and designated as the "11 7/8% Senior Discount Notes Due 2009" of the Issuers. Their Stated Maturity shall be November 15, 2009 and they shall bear interest at the rate of 11 7/8% per annum, from November 15, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on May 15 and November 15, commencing on May 15, 2005, to the Holders of record on the immediately preceding May 1 and November 1, until the principal thereof is paid or made available for payment; provided, however, with respect to Original Securities, that if a Registration Default occurs (provided that no more than one Registration Default shall be deemed to be in effect at any one time), then a Step-Up will occur for the period from the occurrence of the Registration Default until the Step-Down Date (after which the interest rate will be restored to its initial rate). The Issuers shall provide the Trustee with written notice of the date of any Registration Default and the Step-Down Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Accrued Special Interest, if any, shall be paid in cash in arrears semi-annually on May 15 and November 15 in each year and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed and computed as provided in Section 311.

        The principal of (and premium, if any) and interest on the Securities shall be payable at the Corporate Trust Office or at the office or agency of the Issuers in the City and State of New York maintained for such purpose; provided, however, that at the option of the Issuers payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

        The Securities shall be subject to repurchase by the Issuers pursuant to an Offer to Purchase as provided in Sections 1014 and 1016.

        The Securities shall be redeemable as provided in Article Eleven.

        The Securities shall be subject to defeasance at the option of the Issuers as provided in Article Twelve.

        Section 3.2. Denominations.

        The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiples thereof.

        Section 3.3. Execution, Authentication, Delivery and Dating.

        The Securities shall be executed on behalf of each of VoiceStream or VoiceStream Holdings by its Chairman or Vice Chairman of the Board, its President, or one of its Vice Presidents, attested by its Secretary, one of its Assistant Secretaries or its Chief Financial Officer. The signature of any of these officers on the Securities may be manual or facsimile.

        Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of an Issuer shall bind such Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

        At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver Securities executed by the Issuers to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities; and the Trustee in accordance with such an Issuer Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

        At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect thereto, the Issuers may deliver Exchange Securities executed by the Issuers to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with Section 310 of this Indenture, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities. Prior to authenticating such Exchange Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, if requested, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating in substance

        (a) that all conditions hereunder precedent to the authentication and delivery of such Exchange Securities have been complied with and that such Exchange Securities, when such Securities have been duly authenticated and delivered by the Trustee (and subject to any other conditions specified in such Opinion of Counsel), have been duly issued and delivered and will constitute valid and legally binding obligations of the Issuers, as applicable, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

        (b) that the issuance of the Exchange Securities in exchange for Original Securities has been effected in compliance with the Securities Act.

        Each Security shall be dated the date of its authentication.

        No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

        Section 3.4. Temporary Securities.

        Pending the preparation of definitive Securities, the Issuers may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

        If temporary Securities are issued, the Issuers will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Issuers designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Issuers shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

        Section 3.5. Global Securities.

        (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Issuers for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

        (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuers that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act,
(ii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Security, (iii) the Issuers execute and deliver to the Trustee an Issuer Order stating that they elect to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or (iv) pursuant to the following sentence. All or any portion of a Global Security may be exchanged for a Security that has a like aggregate principal amount and is not a Global Security, upon 20 days' prior request made by the Depositary or its authorized representative to the Trustee.

        (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 305(b) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Issuers shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

        (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three, Section 906, 1014 or 1016 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

        (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

        Section 3.6. Registration, Registration of Transfer and Exchange Generally; Certain Transfers and Exchanges; Securities Act Legends.

        (a) Registration, Registration of Transfer and Exchange Generally. The Issuers shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuers shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Original Securities and Exchange Securities.

        Upon surrender for registration of transfer of any Security at an office or agency of the Issuers designated pursuant to Section 1002 for such purpose, the Issuers shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

        At the option of the Holder, Securities may be exchanged for new Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuers shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

        All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuers, evidencing the same debt, and (except for the differences between Original Securities and Exchange Securities provided for herein) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

        Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuers or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 305, 306, 906, 1014 or 1016 not involving any transfer.

        The Issuers shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

        (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 306(b) shall be made only in accordance with this Section 306(b).

               (i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and

        Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate, in the form of Annex A hereto, duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 305(c).

               (ii) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, in the form of Annex B hereto, duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 305(c).

               (iii) Restricted Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause
        (b)(iii) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Security as provided in Section 306(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Security, in either case satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 306(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(c).

               (iv) Regulation S Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Regulation S Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with this Clause (b)(iv) and Clause
        (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Security as provided in
        Section 306(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) if the transfer is to occur during the Restricted Period and the specified account is to be credited with a beneficial interest in the Restricted Global Security, a Restricted Securities Certificate, in the form of Annex B hereto, duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 306(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(c).

               (v) Non-Global Security to Non-Global Security. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 3.06(a), provided that, if the Security to be transferred in whole or in part is a Restricted Security, or is a Regulation S Security and the transfer is to occur during the Restricted Period, then the Trustee shall have received (A) a Restricted Securities Certificate, in the form of Annex B hereto, duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security (subject in each case to Section 306(c)).

               (vi) Exchanges between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 305, provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 306(c)). A Security that is not a Global Security may be exchanged for a beneficial interest in a Global Security only if (A) such exchange occurs in connection with a transfer effected in accordance with Clause (b)(iii) or (iv) above or (B) such Security is a Regulation S Security and such exchange occurs after the Restricted Period.

               (vii) Regulation S Global Security to be Held Through Euroclear or Cedel during Restricted Period. The Issuers shall use their best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(vii) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) or (vi) above.

        (c) Securities Act Legends. Rule 144A Securities and their Successor Securities shall bear a Restricted Securities Legend, and Initial Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

               (i) subject to the following Clauses of this Section 306(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

               (ii) subject to the following Clauses of this Section 306(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 306(b)(v) or (vi) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

               (iii) Registered Securities shall not bear a Securities Act
        Legend;

               (iv) after November 9, 2001, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, in the form of Annex C hereto, duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

               (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Issuers' judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Issuers, shall authenticate and deliver such a new Security as provided in this Article Three; and

               (vi) notwithstanding the foregoing provisions of this Section 306(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Issuers has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Issuers, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

        Section 3.7. Mutilated, Destroyed, Lost and Stolen Securities.

        If any mutilated Security is surrendered to the Trustee, the Issuers shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

        If there shall be delivered to the Issuers and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuers or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuers shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

        In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuers in their discretion may, instead of issuing a new Security, pay such Security.

        Upon the issuance of any new Security under this Section, the Issuers may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuers, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

        Section 3.8. Payment of Interest; Interest Rights Preserved.

        Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

        Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuers, at its election in each case, as provided in Clause (1) or (2) below:

        (1) The Issuers may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuers shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Issuers shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuers of such Special Record Date and, in the name and at the expense of the Issuers, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

        (2) The Issuers may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuers to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

        Section 3.9. Persons Deemed Owners.

        Prior to due presentment of a Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 308) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuers, the Trustee nor any agent of the Issuers or the Trustee shall be affected by notice to the contrary.

        None of the Issuers, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

        Section 3.10. Cancellation.

        All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any Offer to Purchase pursuant to
Section 1014 or 1016 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Issuers may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuers may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by an Issuer Order.

        Section 3.11. Computation of Interest.

        Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months; provided, however, that any Special Interest on Original Securities shall be computed on the basis of a 365- or 366- day year, as the case may be, and the number of days actually elapsed.

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

        Section 4.1. Satisfaction and Discharge of Indenture.

        This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

        (a) either

               (i) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuers and thereafter repaid to the Issuers or discharged from such trust, as provided in
        Section 1003) have been delivered to the Trustee for cancellation; or

               (ii) all such Securities not theretofore delivered to the Trustee for cancellation

                       (A) have become due and payable, or

                       (B) will become due and payable at their Stated Maturity
               within one year, or

                       (C) are to be called for redemption within one year under
               arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers,

        and the Issuers, in the case of (i), (ii) or (iii) above, have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

        (b) the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers; and

        (c) the Issuers have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

        Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Issuers to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


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
        Section 4.2. Application of Trust Money.

        Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuers acting as their own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE 5
                                    REMEDIES

        Section 5.1. Events of Default.

        "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (a) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

        (b) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

        (c) default in the performance, or breach, of the provisions under Sections 801 and 802 of this Indenture; or

        (d) default in the performance, or breach, of any covenant or agreement of the Issuers in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Issuers by the Trustee or to the Issuers and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

        (e) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Indebtedness by either Issuer or any of their respective Restricted Subsidiaries or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Indebtedness of such type by the Issuers or any of their respective Restricted Subsidiaries with a principal amount then outstanding, individually or in the aggregate, in excess of $25 million, whether such Indebtedness now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay any portion of the principal of such Indebtedness at final maturity after the expiration of any applicable grace period with respect thereto or shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

        (f) a final judgment or final judgments for the payment of money are entered against either Issuer or any of their respective Restricted Subsidiaries in an aggregate amount in excess of $25 million by a court or courts of competent jurisdiction, which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

        (g) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of either Issuer or any of their respective Restricted Subsidiaries in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging either Issuer or any of their Restricted Subsidiaries a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such Issuer or any such Restricted Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Issuer or any such Restricted Subsidiary or of any substantial part of the property of such Issuer or any such Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of such Issuer or any such Restricted Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

        (h) the commencement by either Issuer or any of their respective Restricted Subsidiaries of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either Issuer or any of their respective Restricted Subsidiaries to the entry of a decree or order for relief in respect of such Issuer or any such respective Restricted Subsidiaries in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Issuer or any such Restricted Subsidiary, or the filing by either Issuer or any of their respective Restricted Subsidiaries of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by either Issuer or any of their respective Restricted Subsidiaries to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of such Issuer or any such Restricted Subsidiary or of any substantial part of the property of such Issuer or any such Restricted Subsidiary, or the making by either Issuer or any of their respective Restricted Subsidiaries of an assignment for the benefit of creditors, or the admission by either Issuer or any of their respective Restricted Subsidiaries in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by either Issuer or any of their respective Restricted Subsidiaries in furtherance of any such action.

        Section 5.2. Acceleration of Maturity; Rescission and Annulment.

        If an Event of Default (other than an Event of Default specified in Section 501(7) or (8)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the Default Amount of all the Securities to be due and payable immediately, by a notice in writing to the Issuers (and to the Trustee if given by Holders), and upon any such declaration such Default Amount and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 501(7) or (8) occurs, the Default Amount and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

        Until and including November 15, 2004, the "Default Amount" in respect of any particular Security as of any particular date of acceleration shall equal the Accreted Value of the Security. On and after November 15, 2004, the Default Amount in respect of any particular Security shall equal 100% of the principal amount of the Security.

        At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Issuers and the Trustee, may rescind and annul such declaration and its consequences if

        (a) the Issuers have paid or deposited with the Trustee a sum sufficient to pay

               (i) all overdue interest on all Securities,

               (ii) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Issuers) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

               (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by the Securities, and

               (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

        and

        (b) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.


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        No such rescission shall affect any subsequent default or impair any right consequent thereon.

        Section 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

        The Issuers covenant that if

        (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

        (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Issuers, at the Purchase Date thereof, the Issuers will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        If the Issuers fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuers or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuers or any other obligor upon the Securities, wherever situated.

        If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        Section 5.4. Trustee May File Proofs of Claim.

        In case of any judicial proceeding relative to either Issuer (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that


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
the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

        No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee.

        Section 5.5. Trustee May Enforce Claims Without Possession of
Securities.

        All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

        Section 5.6. Application of Money Collected.

        Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

        FIRST: To the payment of all amounts due the Trustee under Section 607; and

        SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

        Section 5.7. Limitation on Suits.

        No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

        (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;


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
        (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

        (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

        (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

        (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities; it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

        Section 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest.

        Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of an Offer to Purchase made by the Issuers and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

        Section 5.9. Restoration of Rights and Remedies.

        If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuers, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

        Section 5.10. Rights and Remedies Cumulative.

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and


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
remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 5.11. Delay or Omission Not Waiver.

        No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

        Section 5.12. Control by Holders.

        The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

        (a) such direction shall not be in conflict with any rule of law or with this Indenture,

        (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

        (c) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith shall determine that the action or proceedings so directed might involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction shall be unduly prejudicial to the interest of holders of the Securities not joining in the giving of said direction, it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such holders.

        Section 5.13. Waiver of Past Defaults.

        The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any default hereunder and its consequences, except a default

        (a) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Issuers), or


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
        (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

        Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        Section 5.14. Undertaking for Costs.

        In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Issuers.

        Section 5.15. Waiver of Stay or Extension Laws.

        The Issuers covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuers (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6
                                   THE TRUSTEE

        Section 6.1. Certain Duties and Responsibilities.

        The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


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
        Section 6.2. Notice of Defaults.

        The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

        Section 6.3. Certain Rights of Trustee.

        Subject to the provisions of Section 601:

        (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, Officers' Certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request or direction of the Issuers mentioned herein shall be sufficiently evidenced by an Issuer Request or an Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

        (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

        (d) before the Trustee acts or refrains from acting, the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

        (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document unless requested to do so by the Holders of not less than a majority in principal amount of the Securities then outstanding, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuers, personally or by agent or attorney;


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
        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

        (h) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

        (i) the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuers, except as otherwise provided herein, but the Trustee may require of the Issuers full information and advice as to the performance of the covenants, conditions and agreements contained herein and shall be entitled in connection herewith to examine the books, records and premises of the Issuers; and

        (j) (j) except for (i) a default under Sections 501(1) or (2) hereof, or
(ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or Event of Default unless specifically notified in writing of such event by the Issuers or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

        Section 6.4. Not Responsible for Recitals or Issuance of Securities.

        The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuers of Securities or the proceeds thereof.

        Section 6.5. May Hold Securities.

        The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Issuers, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuers with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

        Section 6.6. Money Held in Trust.

        Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuers.


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
        Section 6.7. Compensation and Reimbursement.

        The Issuers agree

        (a) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

        (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture, including costs of collection (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

        (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

        The obligations of the Issuers under this Section shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Issuers, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) and interest on particular Securities. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Article Five hereof, the expenses (including reasonable fees and expenses of its counsel) and the compensation for the services in connection therewith are intended to constitute expense of administration under any applicable bankruptcy law.

        Section 6.8. Disqualification; Conflicting Interests.

        If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

        Section 6.9. Corporate Trustee Required; Eligibility.

        There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has (or in the case of a Person included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in New York City or Los Angeles. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such


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Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

        Section 6.10. Resignation and Removal; Appointment of Successor.

        (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

        (b) The Trustee may resign at any time by giving written notice thereof to the Issuers. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Issuers.

        (d) If at any time:

               (i) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuers or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (ii) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuers or by any such Holder, or

               (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuers by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuers, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Issuers and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become


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the successor Trustee and supersede the successor Trustee appointed by the
Issuers. If no successor Trustee shall have been so appointed by the Issuers or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (f) The Issuers shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

        Section 6.11. Acceptance of Appointment by Successor.

        Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuers and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuers or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuers shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

        No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

        Section 6.12. Merger, Conversion, Consolidation or Succession to
Business.

        Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

        Section 6.13. Preferential Collection of Claims Against the Issuers.

        If and when the Trustee shall be or become a creditor of the Issuers (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust


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
Indenture Act regarding the collection of claims against the Issuers (or any such other obligor).

        Section 6.14. Appointment of Authenticating Agent.

        The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 307, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuers and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having (or in the case of a corporation included in a bank holding company system, the related bank holding company having) a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

        Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

        An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuers. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuers. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuers and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers


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
and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

        The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

        If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

        This is one of the Securities described in the within-mentioned
Indenture.

                                            Harris Trust Company of California,
                                            As Trustee

                                            By
                                              --------------------------------
                                            As Authenticating Agent

                                            By
                                              --------------------------------
                                            Authorized Officer

                                    ARTICLE 7
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUERS

        Section 7.1. Issuers to Furnish Trustee Names and Addresses of Holders.

        The Issuers will furnish or cause to be furnished to the Trustee

        (a) semi-annually, not more than 15 days after each May 1 and November 1, commencing May 1, 2005, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

        (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuers of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

        excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

        Section 7.2. Preservation of Information; Communications to Holders.

        (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may


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destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

        (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

        (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuers and the Trustee that neither the Issuers nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

        Section 7.3. Reports by Trustee.

        (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

        (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Issuers. The Issuers will notify the Trustee when the Securities are listed on any stock exchange.

        Section 7.4. Reports by Issuers.

        The Issuers shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                    ARTICLE 8
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

        Section 8.1. Issuers May Consolidate, Etc. Only on Certain Terms.

        The Issuers (a) shall not consolidate with or merge into any other Person; (b) shall not permit any other Person to consolidate with or merge into either Issuer; and (c) shall not, directly or indirectly, transfer, convey, sell, lease or otherwise dispose of all or substantially all of either Issuer's properties and assets as an entirety; unless, in any such transaction:

        (a) (1) such Issuer is the surviving entity or (2) in the case such Issuer shall consolidate with or merge into another Person or shall directly or indirectly transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which such Issuer is


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
merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of such Issuer as an entirety (for purposes of this Article Eight, a "Successor Company") shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of such Issuer to be performed or observed;

        (b) immediately after giving effect to such transaction and treating any Indebtedness Incurred by the Issuers or any of their respective Restricted Subsidiaries as a result of such transaction as having been Incurred by the Issuers or such Restricted Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

        (c) (1) immediately after giving effect to such transaction, and treating any Indebtedness Incurred by the Issuers or any of their respective Restricted Subsidiaries as a result of such transaction as having been Incurred at the time of such transaction, the Issuers or the Successor Company would be permitted to Incur at least $1.00 of additional Indebtedness pursuant to the first paragraph under Section 1008 or (2) after giving effect to such transaction the Indebtedness to EBITDA Ratio is not higher than the Indebtedness to EBITDA Ratio prior to giving effect to such transaction; and

        (d) such Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officer's Certificate, setting forth the manner of determination of the ability to Incur Indebtedness in accordance with Clause (3) of Section 801 or of the comparison of the Indebtedness to EBITDA Ratio prior to and immediately after giving effect to the transaction of such Issuer or, if applicable, of the Successor Company as required pursuant to the foregoing.

        Section 8.2. Successor Substituted.

        Upon any consolidation of either Issuer with, or merger of either Issuer into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of such Issuer as an entirety in accordance with Section 801, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer under this Indenture with the same effect as if such successor Person had been named as such Issuer herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


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
        Section 8.3. Effect of the Reorganizations.

        (a) VoiceStream and VoiceStream Holdings are the initial issuers of the Securities. If either Reorganization is completed, immediately upon such Reorganization without any further act by any Person, VoiceStream shall cease to be an Issuer of the Securities and any or all of its obligations under this Indenture as an Issuer shall effectively terminate, and VoiceStream Holdings shall remain as the sole Issuer of the Securities. If both Reorganizations are terminated, immediately upon the termination of the last of the Reorganizations to be terminated, without any further act by any Person, VoiceStream Holdings shall cease to be an Issuer of the Securities and any or all of its obligations under this Indenture as an Issuer shall effectively terminate, and VoiceStream shall remain as the sole Issuer of the Securities. Upon either of VoiceStream or VoiceStream Holdings being the sole Issuer, the term "Issuers" hereunder shall be deemed to read "Issuer."

        (b) Notwithstanding anything contained in this Indenture to the contrary, the Reorganizations and the transactions contemplated thereby shall be deemed not to violate the provisions of this Indenture. The Issuers shall not be required to take any actions they would otherwise be obligated to take under this Indenture as a result of the Reorganizations and the transactions contemplated thereby, nor will the provisions of this Indenture with respect to Change of Control Triggering Event contained in Section 1016 or Asset Dispositions contained in Section 1014 be applicable.

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

        Section 9.1. Supplemental Indentures Without Consent of Holders.

        Without the consent of any Holders, the Issuers, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

        (a) to evidence the succession of another Person to either Issuer and the assumption by any such successor of the covenants of such Issuer herein and in the Securities; or

        (b) to add to the covenants of the Issuers for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuers; or

        (c) to secure the Securities pursuant to the requirements of Section 1012 or otherwise; or

        (d) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

        (e) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other


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
provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect.

        Section 9.2. Supplemental Indentures with Consent of Holders.

        With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Issuers and the Trustee, the Issuers, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

        (a) change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase
Date), or

        (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

        (c) modify any of the provisions of this Section, Section 513 or Section 1018, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

        (d) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Sections 1014 or 1016, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder.

        Notice shall be given to all Holders and the Trustee at least 10 Business Days prior to the adoption of any proposed amendment pursuant to this
Section 902. It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


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
        Section 9.3. Execution of Supplemental Indentures.

        In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by, and that all conditions precedent have been met under, this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        Section 9.4. Effect of Supplemental Indentures.

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

        Section 9.5. Conformity with Trust Indenture Act.

        Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

        Section 9.6. Reference in Securities to Supplemental Indentures.

        Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuers shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Issuers, to any such supplemental indenture may be prepared and executed by the Issuers and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

        Section 9.7. Notice of Supplemental Indenture.

        Promptly after the execution by the Issuers and the Trustee of any supplemental indenture pursuant to Section 902, the Issuers shall transmit to the Holders a notice setting forth the substance of such supplemental indenture.

                                   ARTICLE 10
                                    COVENANTS

        Section 10.1. Payment of Principal, Premium and Interest.

        The Issuers will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.


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
        Section 10.2. Maintenance of Office or Agency.

        The Issuers will maintain in the Borough of Manhattan, New York City, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served. The Issuers will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuers hereby appoint the Trustee as their agent to receive all such presentations, surrenders, notices and demands.

        The Issuers may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, New York City) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuers of their obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Issuers will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

        Section 10.3. Money for Security Payments to be Held in Trust.

        If the Issuers shall at any time act as their own Paying Agent, they will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of their action or failure so to act.

        Whenever the Issuers shall have one or more Paying Agents, they will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Issuers will promptly notify the Trustee of their action or failure so to act.

        The Issuers will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

        (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;


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
        (b) give the Trustee notice of any default by the Issuers (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

        (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

        The Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuers or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuers or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Any money deposited with the Trustee or any Paying Agent, or then held by the Issuers, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuers on Issuer Request, or (if then held by the Issuers) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuers as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuers.

        Section 10.4. Existence.

        Subject to Article Eight, the Issuers will do or cause to be done all things necessary to preserve and keep in full force and effect their existence, rights (charter and statutory) and franchises; provided, however, that the Issuers shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuers and that the loss thereof is not disadvantageous in any material respect to the Holders.

        Section 10.5. Maintenance of Properties.

        The Issuers will cause all properties used or useful in the conduct of its business or the business of any Restricted Subsidiary of the Issuers to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and


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
will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuers may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Issuers from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of their business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

        Section 10.6. Payment of Taxes and Other Claims.

        The Issuers will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Issuers or any of their Restricted Subsidiaries or upon the income, profits or property of the Issuers or any of their Restricted Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuers or any of their Restricted Subsidiaries; provided, however, that the Issuers shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

        Section 10.7. Maintenance of Insurance.

        The Issuers shall, and shall cause any of their Restricted Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Issuers to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.

        Section 10.8. Limitation on Consolidated Indebtedness.

        The Issuers shall not, and shall not permit any of their Restricted Subsidiaries to, Incur any Indebtedness unless the Issuers' Indebtedness to EBITDA Ratio at the end of the fiscal quarter immediately preceding the Incurrence of such Indebtedness, after giving pro forma effect to the Incurrence of such Indebtedness and any other Indebtedness Incurred since such date and the receipt and application of the proceeds thereof, would be less than 8.0 to 1 for the period ending December 31, 2005 and 7 to 1 thereafter.

        Notwithstanding the foregoing paragraph, the Issuers and/or any Restricted Subsidiary of the Issuers, as the case may be, may Incur the following Indebtedness:

        (a) Indebtedness of an Issuer or any of its Restricted Subsidiaries, as the case may be, that is outstanding or committed at the time of the issuance of the Securities;

        (b) Indebtedness of an Issuer or any of its Restricted Subsidiaries, as the case may be, that is outstanding or committed at the date hereof under the Credit Facility of up to $1.2 billion or, if the Omnipoint Reorganization is completed, under the Anticipated New Credit Facility of up to $3.0 billion (including any letters of credit issued


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
thereunder) and any renewal, extension, refinancing or refunding thereof in an amount which, together with any amount remaining outstanding or committed (x) under the Credit Facility, does not exceed $1.2 billion and (y) under the Anticipated New Credit Facility, does not exceed $3.0 billion, at any time outstanding; provided that this Clause (ii) shall not prohibit an Issuer or any of its Restricted Subsidiaries from Incurring additional Indebtedness under the Credit Facility or the Anticipated New Credit Facility otherwise permitted pursuant to this Section 1008;

        (c) Telecommunications Indebtedness;

        (d) Acquired Indebtedness of an Issuer or any of its Restricted Subsidiaries in connection with the acquisition of assets or a new Subsidiary and the incurrence by either Issuer's Restricted Subsidiaries of Indebtedness as a result of the designation of an Unrestricted Subsidiary as a Restricted Subsidiary; provided that, in the case of any such incurrence of Acquired Indebtedness, such Acquired Indebtedness was incurred by the prior owner of such assets or such Restricted Subsidiary prior to such acquisition by the applicable Issuer or one of its Restricted Subsidiaries and was not incurred in connection with, or in contemplation of, the acquisition by the applicable Issuer or one of its Restricted Subsidiaries; and provided further that, in the case of any incurrence pursuant to this clause (iv), as a result of such acquisition by an Issuer or one of its Restricted Subsidiaries, the Issuers and their respective Restricted Subsidiaries would be permitted to incur an additional $1.00 of Indebtedness pursuant to the first paragraph of this Section 1008, as applicable;

        (e) Indebtedness of an Issuer or any of its Restricted Subsidiaries represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of such Issuer or such Restricted Subsidiary, in an aggregate principal amount, including all Indebtedness incurred to refund, refinance or replace any other Indebtedness incurred pursuant to this clause
(v), not to exceed $25 million at any one time outstanding;

        (f) Indebtedness owed by an Issuer to any Restricted Subsidiary of such Issuer (provided that such Indebtedness is at all times held by a Person which is a Restricted Subsidiary of the Issuer) or Indebtedness owed by a Restricted Subsidiary of such Issuer to such Issuer or a Restricted Subsidiary of such Issuer (provided that such Indebtedness is at all times held by such Issuer or a Person which is a Restricted Subsidiary of such Issuer); provided, however, that for purposes of this Section 1008, upon either (x) the transfer or other disposition by such Restricted Subsidiary or such Issuer of any Indebtedness so permitted to a Person other than such Issuer or another Restricted Subsidiary of such Issuer or (y) the issuance (other than directors' qualifying shares), sale, lease, transfer or other disposition of shares of Capital Stock (including by consolidation or merger) of such Restricted Subsidiary to a Person other than the Issuer or another such Restricted Subsidiary, the provisions of this Clause
(vi) shall no longer be applicable to such Indebtedness and such Indebtedness shall be deemed to have been Incurred at the time of such transfer or other disposition;


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
        (g) Indebtedness of an Issuer or any of its Restricted Subsidiaries to renew, extend, refinance or refund any Indebtedness of such Issuer or any of its Restricted Subsidiaries outstanding or committed on the date of renewal, extension, refinancing or refunding other than Indebtedness Incurred pursuant to Clause (ii) or (vi) above; provided, however, that such Indebtedness does not exceed the principal amount of outstanding or committed Indebtedness so renewed, extended, refinanced or refunded plus financing fees and other expenses (including make-whole or other repurchase payments or premiums) associated therewith; and provided further, that (A) such renewing, extending, refinancing or refunding Indebtedness has a final maturity date the same as or later than the final maturity date of the Indebtedness being renewed, extended, refinanced or refunded; (B) in the case of any refinancing or refunding of Indebtedness pari passu to the Securities, the refinancing or refunding Indebtedness is made pari passu or subordinated to the Securities and, in the case of any refinancing or refunding of Indebtedness subordinated to the Securities, the refinancing or refunding Indebtedness is made subordinate to the Securities to substantially the same extent as the Indebtedness refinanced or refunded; and (C) such renewing, extending, refinancing or refunding Indebtedness has an Average Life equal to or longer than the life of the Indebtedness being renewed, extended, refinanced or refunded;

        (h) any Guarantee by any Restricted Subsidiary of any Indebtedness incurred under the Credit Facility or the Anticipated New Credit Facility, as applicable, in compliance with this Section 1008;

        (i) Indebtedness of an Issuer of any of its Restricted Subsidiaries under (or constituting reimbursement obligations with respect to) letters of credit, performance or surety bonds or similar instruments issued in the ordinary course of a Telecommunications Business, including letters of credit in respect of workers' compensation claims or self-insurance, provided, however, that upon the drawing of any such letter of credit or other instrument, such obligations are reimbursed within 90 days following such drawing;

        (j) Indebtedness arising from agreements providing for indemnification, purchase price adjustments or similar obligations, or from guarantees of letters of credit, surety bonds or performance bonds securing any obligation of an Issuer or any of its Restricted Subsidiaries pursuant to such agreements, in any case Incurred in connection with the disposition of any business, assets or Restricted Subsidiary of an Issuer (other than guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary of such Issuer for the purpose of financing such acquisition), in an amount not to exceed the gross proceeds actually received by such Issuer or any Restricted Subsidiary in connection with such disposition;

        (k) Indebtedness Incurred by an Issuer or any of its Restricted Subsidiary under Interest Rate Agreements or Currency Protection Agreements to hedge permitted Indebtedness;

        (l) Indebtedness of Omnipoint, Aerial or any of their respective Subsidiaries that is outstanding or committed at the time of the issuance of the Securities;


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        (m) Indebtedness evidenced by the Securities or otherwise arising under this Indenture;

        (n) Indebtedness due and owing to governmental entities in connection with telecommunication license fees or Indebtedness incurred to finance the payment of deposits with and licensing fees to the FCC in connection with FCC license auctions; and

        (o) Indebtedness of an Issuer or any of its Restricted Subsidiaries not otherwise permitted to be Incurred pursuant to Clauses (i) through (xiv) above, which, together with any other outstanding Indebtedness Incurred pursuant to this Clause (xv), has an aggregate principal amount not in excess of $50 million at any time outstanding or committed.

        Notwithstanding the foregoing, the maximum amount of Indebtedness that either Issuer or any of its Restricted Subsidiaries may incur shall not be deemed to be exceeded due solely to the result of fluctuations in the exchange rates of currencies.

        For purposes of determining any particular amount of Indebtedness under the foregoing clauses, (1) Guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included and (2) any Liens granted pursuant to the equal and ratable provisions of Section 1012 shall not be treated as Indebtedness. For purposes of determining compliance with the Indebtedness incurrence restriction, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, VoiceStream or VoiceStream Holdings, as the case may be, in its respective sole discretion shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses.

        Section 10.9. Limitation on Issuances and Sales of Capital Stock of Restricted Subsidiaries.

        The Issuers shall not, and shall not permit any of their respective Restricted Subsidiaries to, transfer, convey, sell, lease or otherwise dispose of any Capital Stock of such Restricted Subsidiary or any other Restricted Subsidiary to any Person other than the Issuers or a Restricted Subsidiary; and will not permit any Restricted Subsidiary to issue shares of its Capital Stock or securities convertible into, or warrants, rights or options, to subscribe for or purchase shares of, its Capital Stock to any Person other than the Issuers or a Restricted Subsidiary, unless, in each such case:

        (a) immediately after giving effect to such issuance or sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary and any Investment in such Person remaining after giving effect to such issuance or sale would have been permitted to be made under Section 1010; or

        (b) if such sale or disposition is effected in accordance with the provisions under Section 1014;


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        The foregoing shall not prohibit the issuance of Capital Stock of a
Restricted Subsidiary of either Issuer pursuant to an employee stock option plan approved by the Boards of Directors of the Restricted Subsidiary and such Issuer.

        Section 10.10. Limitation on Restricted Payments.

        Each of the Issuers (i) shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, declare or pay any dividend, or make any distribution, of any kind or character (whether in cash, property or securities) in respect of any class of its or such Restricted Subsidiary's Capital Stock or to the holders of any class of its or such Restricted Subsidiary's Capital Stock (other than (a) any dividends or distributions payable solely in shares of its or such Restricted Subsidiary's Capital Stock or in options, warrants or other rights to acquire its or such Restricted Subsidiary's Capital Stock, (b) any declaration or payment of a dividend or other distribution by a Restricted Subsidiary to such Issuer or another Restricted Subsidiary or (c) any declaration or payment of a dividend or other distribution by a Restricted Subsidiary to any other shareholder of such Restricted Subsidiary, so long as such Issuer or its Restricted Subsidiaries receive their pro rata share of such dividends or distributions), (ii) shall not, and shall not permit any of its Restricted Subsidiaries, directly or indirectly, to purchase, redeem or otherwise acquire or retire for value (a) any Capital Stock of such Issuer or any Related Person (other than a Restricted Subsidiary) of such Issuer or (b) any options, warrants or rights to purchase or acquire shares of Capital Stock of such Issuer or any Related Person (other than a Restricted Subsidiary) of such Issuer, in each case other than pursuant to the cashless exercise of options, (iii) shall not make, or permit any of its Restricted Subsidiaries to make, any Investment other than a Permitted Investment and (iv) shall not, and shall not permit any Restricted Subsidiary of such Issuer to, redeem, defease (including, but not limited to, legal or covenant defeasance), repurchase, retire or otherwise acquire or retire for value prior to any scheduled maturity, repayment or sinking fund payment, Indebtedness of such Issuer or such Restricted Subsidiary (other than the Securities) which is subordinate in right of payment to the Securities (the transactions described in Clauses (i) through (iv) being referred to herein as "Restricted Payments"), if at the time thereof and giving effect thereto:

        (a) an Event of Default, or an event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and is continuing;

        (b) such Issuer would not be permitted to Incur an additional $1.00 of Indebtedness pursuant to the first paragraph of Section 1008; and

        (c) the aggregate of all Restricted Payments made on or after the date of this Indenture exceeds the sum of:

               (i) Cumulative EBITDA less 1.6 times Cumulative Interest Expense;

               (ii) 100% of the aggregate Net Cash Proceeds received by the Issuers since the date of this Indenture from the issue or sale of Equity Interests of


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        VoiceStream and VoiceStream Holdings or of debt securities of
        VoiceStream and VoiceStream Holdings that have been converted into such Capital Stock (other than to a Restricted Subsidiary);

               (iii) an amount equal to the net reduction in Investments made by an Issuer or a Restricted Subsidiary subsequent to the date of this Indenture in any Person resulting from:

                        - payments of interest on debt, repayment of loans or advances, or other transfers or distributions of property, in each case to an Issuer or any Restricted Subsidiary from any Person;

                        - to the extent that any Investment is sold for cash or otherwise liquidated or repaid for cash, the after-tax cash return of capital with respect to such Investment (less the cost of disposition, if any); and

                        - the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary, in which case such aggregate amount of the net reduction in Investments will not exceed the amount of such Investments previously made by the Issuers and their respective Restricted Subsidiaries in such Person or Unrestricted Subsidiary, as the case may be, which were treated as Restricted Payments; and

                        -       $50 million.

        So long as no Event of Default or event which with notice or lapse of time or both would become an Event of Default has occurred and is continuing (other than in the case of clause (2) below), the preceding provisions will not prohibit:

        (a) the payment of any dividend within 60 days after declaration thereof if at the declaration date such payment would have complied with the foregoing provision;

        (b) the redemption, repurchase or other acquisition or retirement for value of any Indebtedness of an Issuer subordinated to the Securities in exchange for or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary) of Equity Interests of VoiceStream or VoiceStream Holdings, as the case may be, or from the incurrence of Indebtedness pursuant to a refinancing permitted under clause (vii) of Section 1008;

        (c) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of VoiceStream or VoiceStream Holdings, as the case may be, in exchange for or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary) of Equity Interests (other than Disqualified Stock) of VoiceStream or VoiceStream Holdings, as the case may be;


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        (d) the repurchase, redemption or other acquisition of any Equity
Interests of VoiceStream or VoiceStream Holdings, as the case may be, held by present or former employees, officers or directors of either Issuer or any of their respective Subsidiaries; provided that the aggregate price paid for all such repurchased, redeemed or otherwise acquired Equity Interests shall not exceed $2.0 million in any fiscal year;

        (e) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of VoiceStream or VoiceStream Holdings, as the case may be, to the extent necessary in the good faith judgment of the Board of Directors evidenced by a Board Resolution delivered to the trustee to prevent the loss or secure the renewal or reinstatement of any material license or franchise held by VoiceStream or VoiceStream Holdings, as the case may be, or any Restricted Subsidiary from any government agency;

        (f) the repurchase of Indebtedness subordinated to the Securities at a purchase price not greater than 101% of the principal amount thereof (plus accrued and unpaid interest) pursuant to a mandatory offer to repurchase made after a Change of Control Triggering Event, provided that the Issuers first make an Offer to Purchase the Securities (and repurchase all tendered Securities) pursuant to the provisions of Section 1016;

        (g) Permitted Investments; and

        (h) payments or distributions to dissenting stockholders pursuant to applicable law in connection with a consolidation, merger or transfer of assets that complies with the provisions of Section 801.

        Section 10.11. Limitations Concerning Distributions and Transfers By Restricted Subsidiaries.

        The Issuers shall not, and shall not permit any of their Restricted Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual restriction or prohibition on the ability of any Restricted Subsidiary (i) to pay, directly or indirectly, dividends or make any other distributions in respect of its Capital Stock or any other ownership interest or participation in, or measured by, its profits, to the Issuers or any of their respective Restricted Subsidiaries or pay any Indebtedness or other obligation owed to either Issuer or any Restricted Subsidiary; (ii) to make loans or advances to either Issuer or any of its Restricted Subsidiaries; or
(iii) to transfer any of its property or assets to either Issuer or any of its Restricted Subsidiaries, except, in any such case, any restriction or prohibition:

        (a) pursuant to any agreement in effect on the date of this Indenture, or

        (b) pursuant to an agreement relating to any Indebtedness of such Restricted Subsidiary which was outstanding or committed prior to the date on which such Restricted Subsidiary was acquired by the applicable Issuer other than in anticipation of becoming a Restricted Subsidiary, or

        (c) pursuant to an agreement effecting a renewal, extension, refinancing or refunding of any agreement described in Clauses (a), (b) or (d); provided, however, that


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the provisions contained in such renewal, extension, refinancing or refunding agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof, or

        (d) pursuant to an agreement entered into after the date of this Indenture relating to any Indebtedness the Incurrence of which is permitted under this Indenture, provided, however, that the provisions contained in such agreement relating to such encumbrance or restriction are, taken as a whole, no more restrictive in any material respect than those contained in this Indenture or are no more restrictive in any material respect than those contained in the Credit Facility, or

        (e) pursuant to an agreement by which an Issuer or any of its Restricted Subsidiaries obtains financing, provided that (A) such restriction is not materially more restrictive than customary provisions in comparable financing agreements and (B) management of such Issuer determines that at the time such agreement is entered into such restriction will not materially impair the Issuers' ability to make payments on the Securities, such determination to be confirmed by an Officers' Certificate delivered to the Trustee, or

        (f) pursuant to applicable law, or

        (g) pursuant to customary provisions restricting subletting or assignment of property subject to any lease governing any leasehold interest of any Restricted Subsidiary of either Issuer, or

        (h) pursuant to purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the type referred to in clause (iii) of this Section 1011, or

        (i) pursuant to restrictions of the type referred to in clause (iii) of this Section 1011 contained in security agreements securing Indebtedness of either Issuer or a Restricted Subsidiary of either Issuer to the extent that such Liens were otherwise incurred in accordance with the provisions under
Section 1012 and restrict the transfer of the collateral subject to such agreements without restricting the transfer of other property, or

        (j) pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or property and assets of, a Restricted Subsidiary of an Issuer.

        Nothing contained in the foregoing clauses shall prevent either Issuer or any of its Restricted Subsidiaries from (i) creating, incurring, assuming or suffering to exist any Liens otherwise permitted under this Indenture or (ii) restricting the sale or other disposition of property or assets of either Issuer or any of its Restricted Subsidiaries that secure Indebtedness of such Issuer or any of its Restricted Subsidiaries.


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
        Section 10.12. Limitation on Liens.

        (a) The Issuers shall not, and shall not permit any of their respective Restricted Subsidiaries to, Incur or suffer to exist any Lien on or with respect to any property or assets now owned or hereafter acquired to secure any Indebtedness that is pari passu or subordinated to the Securities without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities (i) equally and ratably with such Indebtedness as to such property for so long as such Indebtedness will be so secured or (ii) in the event such Indebtedness is Indebtedness of an Issuer which is subordinate in right of payment to the Securities, prior to such Indebtedness as to such property for so long as such Indebtedness will be so secured.

        The foregoing restrictions will not apply to:

               (i) Liens in respect of Indebtedness existing at the date of this Indenture or that is outstanding or permitted under the Credit Facility or, assuming the Omnipoint Reorganization is completed, under the Anticipated New Credit Facility;

               (ii) Liens in favor of an Issuer or Liens in favor of a Wholly Owned Restricted Subsidiary of an Issuer on the assets or Capital Stock of another Wholly Owned Restricted Subsidiary of an Issuer;

               (iii) Liens to secure Indebtedness outstanding or committed for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of the equipment or other property subject to such Liens; provided, however, that (a) the principal amount of any Indebtedness secured by such a Lien does not exceed 100% of such purchase price or cost, (b) such Lien does not extend to or cover any other property other than such item of property and any improvements on such item and (c) the Incurrence of such Indebtedness is otherwise permitted by Section 1008;

               (iv) Liens on property existing immediately prior to the time of acquisition thereof (and not Incurred in anticipation of the financing of such acquisition);

               (v) Liens to secure Indebtedness to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Indebtedness secured by any Lien referred to in the foregoing Clauses (i), (iii) and (iv) so long as such Lien does not extend to any other property and the principal amount of Indebtedness so secured is not increased except as otherwise permitted under Clause (ii) or (vii) of Section 1008;

               (vi) Liens securing any Indebtedness of any of the Restricted Subsidiaries of an Issuer that was permitted by the provisions of this Indenture to be Incurred;


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               (vii) Liens on any Capital Stock of any Unrestricted Subsidiary
        of an Issuer securing Indebtedness of such Subsidiary that is Non-Recourse Indebtedness;

               (viii) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature Incurred in the ordinary course of business (other than obligations for the payment of money);

               (ix) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted; provided that any reserve or other appropriate provision as shall be required in conformity with generally accepted accounting principles shall have been made therefor;

               (x) Carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations that are not yet due, are bonded or are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the applicable Issuer or such Restricted Subsidiary, as the case may be, in conformity with generally accepted accounting principles; and

               (xi) Liens securing Interest Rate Agreements entered into in the ordinary course of business on any property also securing the permitted Indebtedness to which such Interest Rate Agreements relate.

        Section 10.13. Limitation on Transactions with Affiliates and Related Persons.

        The Issuers shall not, and shall not permit any of their respective Restricted Subsidiaries to, directly or indirectly, enter into any transaction (including, without limitation, any purchase, sale, lease or exchange of property or rendering of any service) involving aggregate consideration in excess of $5 million, with or to any Affiliate or Related Person (other than a Restricted Subsidiary)(each of the foregoing, an "Affiliate Transaction"), unless management of the applicable Issuer shall determine (evidenced by an Officers' Certificate), that:

        (a) such transaction is in the best interests of the Issuers or such Restricted Subsidiary; and

        (b) such transaction is on terms no less favorable to the Issuers or such Restricted Subsidiary than those that could be obtained in a comparable arm's length transaction with a third party at the time.

        In the event that any transaction contemplated by the preceding paragraph involves aggregate consideration in excess of $10 million, a determination by a majority of the disinterested members of the Board of Directors of VoiceStream or VoiceStream Holdings, as the case may be (which determination shall be evidenced by a Board Resolution) will be required with respect to clause (1) and (2) above.


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
        Notwithstanding the foregoing, the following items will not be deemed to be Affiliate Transactions:

        (a) transactions between or among an Issuer and/or its Restricted Subsidiaries (other than a Restricted Subsidiary in which an Affiliate or Related Person of the applicable Issuer, other than a Wholly Owned Restricted Subsidiary, owns any Capital Stock or any option, warrant or other right to purchase Capital Stock);

        (b) customary payment of compensation to employees, officers or consultants in the ordinary course of business and payment of reasonable directors fees and customary indemnification and insurance arrangements in favor of directors, regardless of affiliation with the Issuers;

        (c) Restricted Payments that are permitted by the provisions of Section 1010;

        (d) payments and other transactions required under or contemplated by any agreement in effect on the date of this Indenture and disclosed in VoiceStream's Form 10/A filed with the SEC on April 13, 1999, its Form 10-Q for the quarter ended June 30, 1999, its current reports on Form 8-K filed prior to October 15, 1999 (or not required to be disclosed therein pursuant to the rules and regulations of the Commission) and, assuming completion of the Reorganizations, each of Omnipoint's and Aerial's Form 10-K for the fiscal year ended December 31, 1998 and Forms 10-Q and 8-K filed during calendar year 1999 prior to the date of the offering circular associated with the Securities (or not required to be disclosed therein pursuant to the rules and regulations of the Commission), or any agreement in effect at the time that an entity becomes a Restricted Subsidiary or is merged into either Issuer (and was not entered into in anticipation of such acquisition), or any amendment thereto or replacement of such agreement so long as any such amendment or replacement is not disadvantageous to the Holders in any material respect; and

        (e) loans or advances to officers or employees of either Issuer or any Restricted Subsidiary to pay business related travel expenses or reasonable relocation costs of such officers or employees in connection with their employment by such Issuer or any of its Restricted Subsidiaries.

        Section 10.14. Limitation on Certain Asset Dispositions.

        (a) The Issuers will not, and will not permit any of their respective Restricted Subsidiaries to, consummate an Asset Disposition unless:

               (i) an Issuer (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Disposition at least equal to the Fair Market Value of the assets issued or sold or otherwise disposed of; and

               (ii) at least 75% of the consideration received in such Asset Disposition by such Issuer or such Restricted Subsidiary is in the form of cash or readily marketable cash equivalents, the assumption of Indebtedness of an Issuer or any Restricted Subsidiary or assets of a Telecommunications Business.


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
        Within the applicable time period specified below, the Issuers or the Restricted Subsidiary may apply Net Available Proceeds from an Asset Disposition to (i) invest in assets of a Telecommunications Business or a Person engaged in a Telecommunications Business; or (ii) permanently repay any Indebtedness of the Issuers or any Indebtedness of a Restricted Subsidiary.

        Any Net Available Proceeds from Asset Dispositions that are not applied or invested in accordance with the preceding paragraph within 365 days from the date of such Asset Disposition, or within 18 months of such Asset Disposition if the applicable Issuer or a Restricted Subsidiary has entered into a binding agreement to invest in such assets or Person, will be deemed to constitute Excess Proceeds. When the aggregate amount of Excess Proceeds exceeds $10 million (taking into account income earned on such Excess Proceeds), the Issuers will be required to make an Offer to Purchase to all Holders of Securities and all holders of other senior indebtedness of the Issuers containing provisions similar to those set forth in this Indenture, on a pro rata basis according to principal amount, to purchase the maximum principal amount (or Accreted Value, as applicable) of Securities and such other senior indebtedness of the Issuers that may be purchased out of the Excess Proceeds. The offer price in any Offer to Purchase will be payable in cash and will be 100% of the principal amount of any Securities purchased after November 15, 2004, plus accrued and unpaid interest to the date of purchase, or 100% of the Accreted Value of the Securities purchased prior to November 15, 2004, in each case plus any accrued but unpaid Special Interest to but excluding the date of purchase. In the case of any other senior indebtedness, the offer price will be 100% of the principal amount (or accreted value, as applicable) of the indebtedness plus accrued and unpaid interest thereon, if any, to the date of purchase. If the aggregate principal amount (or Accreted Value, as applicable) of the Securities or other senior indebtedness surrendered for purchase exceeds the amount of Excess Proceeds, then the Securities and the other senior indebtedness of the Issuers will be purchased pro rata according to the outstanding principal amount of such Securities and other senior indebtedness with such adjustments as may be deemed appropriate by the Issuers so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased. To the extent that any portion of the amount of Net Available Proceeds remains after compliance with the preceding sentence and provided that all Holders of Securities and other senior indebtedness have been given the opportunity to tender their Securities or other senior indebtedness for purchase pursuant to the Offer to Purchase, the Issuers or the Restricted Subsidiary may use the remaining amount at their own discretion.

        (b) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 1014, the Issuers shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, (ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer is being made, including, if amounts are invested in Telecommunications Assets or a Person in the Telecommunications Business, the actual assets or Person acquired and (iii) the compliance of such allocation with the provisions of Clause (a).


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
        The Issuers and the Trustee shall perform their respective obligations specified in the Offer to Purchase. On or prior to the Purchase Date, the Issuers shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Issuers are acting as their own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Issuers. The Paying Agent (or the Issuers, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not accepted for payment shall be promptly mailed or delivered by the Issuers to the Holder thereof. The Issuers shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

        (c) Notwithstanding the foregoing, this Section 1014 shall not apply to any Asset Disposition which constitutes a transfer, conveyance, sale, lease or other disposition of all or substantially all of the Issuers' properties or assets within the meaning of Section 801 hereof.

        Section 10.15. Limitation on Sale and Leaseback Transactions.

        The Issuers shall not, and shall not permit any of their respective Restricted Subsidiaries to, enter into any Sale and Leaseback Transaction with respect to any property of an Issuer or any of its Restricted Subsidiaries (other than a Sale and Leaseback Transaction between an Issuer or a Restricted Subsidiary or any of them).

        The preceding paragraph shall not prohibit the Issuers or any of their respective Restricted Subsidiaries from entering into a Sale and Leaseback Transaction if:

        (a) the Issuers and their respective Restricted Subsidiaries would be entitled to create or incur a Lien to secure Indebtedness pursuant to the provisions of Section 1012 equal in amount to the Attributable Value of the Sale and Leaseback Transaction without equally and ratably securing the Securities; and

        (b) the Sale and Leaseback Transaction is treated as an Asset Disposition and the provisions of Section 1014 are satisfied with respect to such Sale and Leaseback Transaction.

        Section 10.16. Change of Control Triggering Event.

        (a) If a Change of Control Triggering Event occurs, the Issuers shall have the right to repurchase in whole the Securities at a redemption price equal to the greater of:

               (i) 101% of the aggregate principal amount of the Securities , if purchased on or after the Full Accretion Date, plus accrued and unpaid interest and Special Interest on the Securities, if any (subject to the right of Holders of


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
        record on the relevant record date to receive interest due on the relevant Interest Payment Date), and 101% of the Accreted Value of the Securities, if purchased prior to the Full Accretion Date; and

               (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Adjusted Treasury Rate, plus accrued and unpaid interest and Special Interest on the Securities, if any.

        A "Change of Control Triggering Event" will be deemed to have occurred if a Change of Control and a Rating Decline occur. A "Rating Decline" will be deemed to have occurred if at any time within the earlier of (1) 90 days after the date of public notice of a Change of Control, or of the intention of an Issuer or of any Person to effect a Change of Control and (2) the occurrence of the Change of Control (which period shall in either event be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by a Rating Agency), the rating of the Securities is decreased by either Rating Agency by one or more Gradations and the rating by both Rating Agencies on the Securities following such downgrade is below Investment Grade.

        Within 30 days following any Change of Control Triggering Event, the Issuers shall mail a notice to each Holder and each holder of senior Indebtedness of the Issuers containing similar provisions to those set forth in this Indenture describing the transaction or transactions that constitute the Change of Control Triggering Event and indicating the Issuers' intention to repurchase the Securities and such other senior Indebtedness (in which case the provisions of Clause (b) of this Section 1016 shall not be applicable) on the Change of Control Payment Date specified in the notice. The Change of Control Payment Date shall be no earlier than 30 days and not later than 60 days from the date the notice is mailed, pursuant to the procedures required by this Indenture and described in such notice.

        (b) If a Change of Control Triggering Event occurs, each Holder of Securities shall have the right to require the Issuers to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000) of such Holder's Securities pursuant to an Offer to Purchase. The offer price in any Offer to Purchase shall be payable in cash and shall be 101% of the aggregate principal amount of the Securities, if repurchased on or after the Full Accretion Date, plus accrued and unpaid interest and Special Interest on the Securities, if any (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), to the date of purchase, and 101% of the Accreted Value of the Securities, if purchased prior to the Full Accretion Date, plus any accrued and unpaid Special Interest on the Securities, if any. Within 30 days following any Change of Control Triggering Event, the Issuers shall mail a notice to each Holder and each holder of senior Indebtedness of the Issuers containing provisions similar to those set forth in this Indenture describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase Securities and such other senior Indebtedness on the Change of Control Payment Date specified in


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
the notice. The Change of Control Payment Date shall be no earlier than 30 days and not later than 60 days from the date the notice is mailed, pursuant to the procedures required by this Indenture and described in such notice.

        On the Change of Control Payment Date, the Issuers shall, to the extent lawful:

               (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Offer to Purchase;

               (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and

               (iii) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions of the Securities being purchased by the Issuers.

        The Paying Agent shall promptly mail to each Holder of Securities properly tendered the Change of Control Payment for such Securities, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that the new Security shall be in a principal amount of $1,000 or an integral multiple of $1,000.

        (c) The provisions of this Section 1016 described above are applicable whether or not any other provisions of this Indenture are applicable. The Issuers shall comply with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations to the extent those laws and regulations are applicable to any Offer to Purchase.

        Section 10.17. Statement by Officers as to Default; Compliance Certificates.

        (a) Each Issuer shall deliver to the Trustee, within 90 days after the end of each fiscal year, and within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter), of such Issuer ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof such Issuer is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 or Sections 1004 to 1016, inclusive, and if such Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

        (b) Each Issuer shall deliver to the Trustee, as soon as possible and in any event within 10 days after such Issuer becomes aware or should reasonably become aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, the period of existence thereof and the action which such Issuer proposes to take with respect thereto.


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
        (c) Each Issuer shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by such Issuer's independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any event which, with notice or the lapse of time or both, would constitute an Event of Default has come to their attention and, if such a default has come to their attention, specifying the nature and period of the existence thereof.

        Section 10.18. Waiver of Certain Covenants.

        The Issuers may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1004 to 1016, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuers and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Issuers may not omit to comply with the terms of such Offer as to such Holder.

        Section 10.19. Provision of Financial Information.

        Whether or not required by the Commission, so long as any Securities are outstanding, VoiceStream or VoiceStream Holdings, as the case may be, shall file with the Commission the annual reports, quarterly reports and other documents which VoiceStream or VoiceStream Holdings, as the case may be, would have been required to file with the Commission pursuant to such Section 13(a) or 15(d)or any successor provision thereto if VoiceStream or VoiceStream Holdings, as the case may be, were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which VoiceStream or VoiceStream Holdings, as the case may be, would have been required so to file such documents if VoiceStream or VoiceStream Holdings, as the case may be, were so required.

        In addition, whether or not required by the Commission, so long as any Securities are outstanding, VoiceStream or VoiceStream Holdings, as the case may be, shall furnish to the Holders of Securities and the Trustee within 15 days of each Required Filing Date copies of the annual reports, quarterly reports and other documents which VoiceStream or VoiceStream Holdings, as the case may be, files with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto or would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions thereto if VoiceStream or VoiceStream Holdings, as the case may be, were required to be subject to such Sections. If filing such documents by VoiceStream or VoiceStream Holdings, as the case may be, with the Commission is not permitted under


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
the Securities Exchange Act of 1934, the VoiceStream or VoiceStream Holdings, as the case may be, shall promptly upon written request supply copies of such documents to any prospective Holder.

                                   ARTICLE 11
                            REDEMPTION OF SECURITIES

        Section 11.1. Right of Redemption.

        The Issuers will not have the right to redeem any Securities prior to November 15, 2004 (other than out of the Net Cash Proceeds of a Public Equity Offering or Strategic Equity Infusion, as described below, or upon a Change of Control Triggering Event). The Securities will be redeemable at the option of the Issuers, in whole or in part, at any time on or after November 15, 2004, at the Redemption prices specified in the form of Security hereinbefore set forth together with any applicable accrued interest, if any, thereon to the Redemption Date. At any time on or prior to November 15, 2002, the Issuers may redeem, on one or more occasions, up to an aggregate of 35% of the aggregate principal amount at Maturity of the Securities originally outstanding at a redemption price equal to 111.875% of the Accreted Value thereof, together with accrued and unpaid interest, if any, to the date of redemption, with cash from the Net Cash Proceeds to the Issuers of one or more Public Equity Offerings or Strategic Equity Infusions; provided, that at least 65% of the aggregate principal amount of the Securities originally outstanding remain outstanding immediately after the occurrence of each such redemption; provided, further, that such notice of redemption shall be sent within 30 days after the date of closing of any such Public Equity Offering or Strategic Equity Infusion, and such redemption shall occur within 60 days after the date such notice is sent.

        Section 11.2. Applicability of Article.

        Redemption of Securities at the election of the Issuers, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

        Section 11.3. Election to Redeem; Notice to Trustee.

        The election of the Issuers to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Issuers of less than all the Securities, the Issuers shall, at least 60 days prior to the Redemption Date fixed by the Issuers (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

        Section 11.4. Selection by Trustee of Securities to Be Redeemed.

        If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by prorating, as nearly as may be practicable, the principal amount of Securities to be


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
redeemed. In any proration pursuant to this Section, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper (and in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed) to the end that the principal amount of Securities so prorated shall be $1,000 or a multiple thereof, by increasing or decreasing or eliminating the amount which would be allocable to any Holder on the basis of exact proportion by an amount not exceeding $1,000.

        The Trustee shall promptly notify the Issuers and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

        Section 11.5. Notice of Redemption.

        Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

        All notices of redemption shall state:

        (a) the Redemption Date,

        (b) the Redemption Price,

        (c) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

        (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

        (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

        Notice of redemption of Securities to be redeemed at the election of the Issuers shall be given by the Issuers or, at the Issuers' request, by the Trustee in the name and at the expense of the Issuers.

        Section 11.6. Deposit of Redemption Price.

        Prior to any Redemption Date, the Issuers shall deposit with the Trustee or with a Paying Agent (or, if the Issuers are acting as their own Paying Agent, segregate and hold


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
in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any applicable accrued interest on, all the Securities which are to be redeemed on that date.

        Section 11.7. Securities Payable on Redemption Date.

        Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuers shall default in the payment of the Redemption Price and any applicable accrued interest) such Securities shall not bear interest and shall no longer accrete in value. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuers at the Redemption Price, together with any applicable accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308.

        If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

        Section 11.8. Securities Redeemed in Part.

        Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Issuers designated for that purpose pursuant to
Section 1002 (with, if the Issuers or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuers and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuers shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE 12
                       DEFEASANCE AND COVENANT DEFEASANCE

        Section 12.1. Issuers' Option to Effect Defeasance or Covenant
Defeasance.

        The Issuers may at their option by Board Resolution, at any time, elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

        Section 12.2. Defeasance and Discharge.

        Upon the Issuers' exercise of the option provided in Section 1201 applicable to this Section, the Issuers shall be deemed to have been discharged from their obligations


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
with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuers shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuers, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Issuers' obligations with respect to such Securities under Sections 304, 305, 306, 307, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Issuers may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.

        Section 12.3. Covenant Defeasance.

        Upon the Issuers' exercise of the option provided in Section 1201 applicable to this Section, (i) the Issuers shall be released from its obligations under Sections 1005 through 1016, inclusive, and Clauses (3) and (4) of Section 801 and (ii) the occurrence of an event specified in Sections 501(3) (with respect to Clauses (2), (3) or (4) of Section 801), 501(4) (with respect to any of Sections 1005 through 1016, inclusive), 501(5) and 501(6) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, Clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, Clause or Article or by reason of any reference in any such Section, Clause or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

        Section 12.4. Conditions to Defeasance or Covenant Defeasance.

        The following shall be the conditions to application of either Section 1202 or Section 1203 to the then Outstanding Securities:

        (a) The Issuers shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or
(B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms, without the need for reinvestment, will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a


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
written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any), and each installment of interest on the Securities on the Stated Maturity of such principal or instalment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally Guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

        (b) In the case of an election under Section 1202, the Issuers shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

        (c) In the case of an election under Section 1203, the Issuers shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

        (d) The Issuers shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

        (e) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Issuers.


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
        (f) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(7) and (8) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

        (g) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuers are a party or by which it is bound.

        (h) The Issuers shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

        (i) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

        Section 12.5. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

        Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuers acting as their own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

        The Issuers shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

        Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuers from time to time upon Issuers' Request any money or U.S. Government Obligations held by it as provided in
Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

        Section 12.6. Reinstatement.

        If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuers' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; provided, however, that if the Issuers make any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of their obligations, the Issuers shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

        This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                     VOICESTREAM WIRELESS CORPORATION

                                     By:
                                        --------------------------------
                                     Name: Donald Guthrie
                                     Title: Vice Chairman

Attest:

-------------------------
Name:  Alan R. Bender

                                     VOICESTREAM WIRELESS HOLDING
                                     CORPORATION

                                     By:
                                        --------------------------------
                                     Name: Donald Guthrie
                                     Title: Vice Chairman

Attest:

--------------------------
Name:  Alan R. Bender

                                     Harris Trust Company of California,
                                     as Trustee

                                     By:
                                        --------------------------------
                                     Authorized Officer

        STATE OF ___________)   ss.:

        COUNTY OF __________)

        On the __th day of November, 1999, before me personally came Donald Guthrie, to me known, who, being by me duly sworn, did depose and say that he is Vice Chairman of VoiceStream Wireless Corporation, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.

                                            ------------------------------



        STATE OF ___________)   ss.:

        COUNTY OF __________)

        On the __th day of November, 1999, before me personally came Donald Guthrie, to me known, who, being by me duly sworn, did depose and say that he is Vice Chairman of VoiceStream Wireless Holding Corporation, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.

                                            ------------------------------

        STATE OF             )   ss.:

        COUNTY OF            )

        On the __th day of November, 1999, before me personally came Esther Cervantes, to me known, who, being by me duly sworn, did depose and say that she is the Vice President of Harris Trust Company of California, one of the entities described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the Board of Directors of said corporation.

                                            -----------------------------

                                                              ANNEX A -- Form of
                                                        Regulation S Certificate

                            REGULATION S CERTIFICATE

           (FOR TRANSFERS PURSUANT TO SECTION 306(B)(I), (III) AND (V)
                                OF THE INDENTURE)

Harris Trust Company of California,
  as Trustee
601 S. Figueroa Street, Suite 4900
Los Angeles, CA 90017

        Re: 11 7/8% Senior Discount Notes Due 2009 of VoiceStream Wireless Corporation and VoiceStream Wireless Holding Corporation (the "Securities")

        Reference is made to the Indenture, dated as of November 9, 1999 (the "Indenture"), from VoiceStream Wireless Corporation and VoiceStream Wireless Holding Corporation (collectively, the "Issuers") to Harris Trust Company of California, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

        This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

        CUSIP No(s).
                    --------------------------------

        CERTIFICATE No(s).
                          --------------------------

        The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

        The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

        (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

        (A) the Owner is not a distributor of the Securities, an affiliate of the Issuers or any such distributor or a person acting on behalf of any of the foregoing;

        (B) the offer of the Specified Securities was not made to a person in the United States;

        (C) either:

               (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

               (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

        (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

        (E) if the Owner is a dealer in securities or has received a selling concession, fee or other renumeration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

        (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

        (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

        (A) the transfer is occurring after November 9, 2000 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

        (B) the transfer is occurring after November 9, 2001 and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuers.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

        Dated:

                                            -----------------------------------
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:
                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the Undersigned
                                            must be stated.)

                                                   ANNEX B -- Form of Restricted
                                                          Securities Certificate

                        RESTRICTED SECURITIES CERTIFICATE

       (FOR TRANSFERS PURSUANT TO SECTION 306(B)(II), (III), (IV) AND (V)
                                OF THE INDENTURE)

Harris Trust Company of California,
  as Trustee
601 S. Figueroa Street, Suite 4900
Los Angeles, CA 90017

        Re: 11 7/8% Senior Discount Notes Due 2009 of VoiceStream Wireless Corporation and VoiceStream Wireless Holding Corporation (the "Securities")

        Reference is made to the Indenture, dated as of November 9, 1999 (the "Indenture"), from VoiceStream Wireless Corporation and VoiceStream Wireless Holding Corporation (collectively, the "Issuers") to Harris Company Trust of California, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

        This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

        CUSIP No(s).
                    --------------------------------

        CERTIFICATE No(s).
                          --------------------------

        The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

        The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security or, if pursuant to Rule 144, in the form of a Security bearing no Securities Act Legend pursuant to Section 306(c). In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

        (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

        (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

        (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

        (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

        (A) the transfer is occurring after November 9, 2000 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

        (B) the transfer is occurring after November 9, 2001 and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuers.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

        Dated:

                                            ------------------------------------
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the
                                            person signing on behalf of the
                                            Undersigned must be stated.)

                                                 ANNEX C -- Form of Unrestricted
                                                          Securities Certificate

                       UNRESTRICTED SECURITIES CERTIFICATE

       (FOR REMOVAL OF SECURITIES ACT LEGENDS PURSUANT TO SECTION 306(C))

Harris Trust Company of California,
  as Trustee
601 S. Figueroa Street, Suite 4900
Los Angeles, CA 90017

        Re: 11 7/8% Senior Discount Notes Due 2009 of VoiceStream Wireless Corporation and VoiceStream Wireless Holding Corporation (the "Securities")

        Reference is made to the Indenture, dated as of November 9, 1999 (the "Indenture"), from VoiceStream Wireless Corporation and VoiceStream Wireless Holding Corporation (collectively, the "Issuers") to Harris Trust Company of California, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

        This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

        CUSIP No(s).
                    --------------------------------

        CERTIFICATE No(s).
                          --------------------------

        The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

        The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 306(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after November 9, 2001 and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuers. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

        Dated:

                                            -----------------------------------
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the Undersigned
                                            must be stated.)

         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                     INDENTURE, DATED AS OF NOVEMBER 9, 1999


    Trust Indenture                                                       Indenture
      Act Section                                                          Section
    ---------------                                                       ---------
Section 310(a)(1) ..............................................     609
(a)(2) .........................................................     609
(a)(3) .........................................................     Not Applicable
(a)(4) .........................................................     Not Applicable
(b) ............................................................     608, 610
Section 311(a) .................................................     613(a)
(b) ............................................................     613(b)
(b)(2) .........................................................     703(a)(2), 703(b)
Section 312(a) .................................................     701, 702(a)
(b) ............................................................     702(b)
(c) ............................................................     702(c)
Section 313(a) .................................................     703(a)
(b) ............................................................     703(b)
(c) ............................................................     703(a), 703(b)
(d) ............................................................     703(c)
Section 314(a) .................................................     704
(b) ............................................................     Not Applicable
(c)(1) .........................................................     102
(c)(2) .........................................................     102
(c)(3) .........................................................     Not Applicable
(d) ............................................................     Not Applicable
(e) ............................................................     102
Section 315(a) .................................................     601(a)
(b) ............................................................     602, 703(a)(6)
(c) ............................................................     601(b)
(d)(1) .........................................................     601(a)(1)
(d)(2) .........................................................     601(c)(2)
(d)(3) .........................................................     601(c)(3)

(e) ............................................................     514
Section 316(a) .................................................     101
(a)(1)(A) ......................................................     502, 512
(a)(1)(B) ......................................................     513
(a)(2) .........................................................     Not Applicable
(b) ............................................................     508
Section 317(a)(1) ..............................................     503
(a)(2) .........................................................     504
(b) ............................................................     1003
Section 318(a) .................................................     107


        Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of this Indenture.


                                       ii